John Hancock
                                                                    Equity Funds

                                                                      Prospectus

                                                                   March 1, 2001

--------------------------------------------------------------------------------


                                                                   Balanced Fund
                                                                Core Equity Fund
                                                                Core Growth Fund
                                                                 Core Value Fund
                                                     Focused Relative Value Fund
                                                              Growth Trends Fund
                                                           Large Cap Growth Fund
                                                            Large Cap Value Fund
                                                             Mid Cap Growth Fund
                                                           Multi Cap Growth Fund
                                                           Small Cap Growth Fund
                                                            Small Cap Value Fund
                                                        Sovereign Investors Fund


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                        [LOGO] John Hancock(R)
                                                      --------------------------
                                                          JOHN HANCOCK FUNDS

Contents

--------------------------------------------------------------------------------


A fund-by-fund summary          Balanced Fund                                4
of goals, strategies, risks,
performance and expenses.       Core Equity Fund                             6

                                Core Growth Fund                             8

                                Core Value Fund                             10

                                Focused Relative Value Fund                 12

                                Growth Trends Fund                          14

                                Large Cap Growth Fund                       16

                                Large Cap Value Fund                        18

                                Mid Cap Growth Fund                         20

                                Multi Cap Growth Fund                       22

                                Small Cap Growth Fund                       24

                                Small Cap Value Fund                        26

                                Sovereign Investors Fund                    28


Policies and instructions for   Your account
opening, maintaining and
closing an account in any       Choosing a share class                      30
equity fund.                    How sales charges are calculated            30
                                Sales charge reductions and waivers         31
                                Opening an account                          32
                                Buying shares                               33
                                Selling shares                              34
                                Transaction policies                        36
                                Dividends and account policies              36
                                Additional investor services                37

Further information on the      Fund details
equity funds.
                                Business structure                          38
                                Financial highlights                        39

                                For more information                back cover

Overview
--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

JOHN HANCOCK EQUITY FUNDS

These funds seek long-term growth by investing primarily in common stocks. However, the Balanced Fund also makes significant investments in fixed-income securities. Each fund has its own strategy and its own risk profile.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o     have longer time horizons

o     want to diversify their portfolios

o     are seeking funds for the equity portion of an asset allocation portfolio

o are investing for retirement or other goals that are many years in the future

Equity funds may NOT be appropriate if you:

o     are investing with a shorter time horizon in mind

o     are uncomfortable with an investment that may go up and down in value

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.


THE MANAGEMENT FIRM


All John Hancock equity funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

Balanced Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks current income, long-term growth of capital and income and preservation of capital. To pursue these goals, the fund allocates its investments among a diversified mix of debt and equity securities.

At least 75% of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. In managing the fund's stock portfolio, the managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium market capitalizations.

At least 25% of assets will be invested in senior debt securities. The fund's debt securities are used to enhance current income and provide some added stability. The fund's investments in bonds of any maturity are primarily investment-grade (rated BBB or above and their unrated equivalents). However, up to 20% of assets may be in junk bonds rated as low as C and their unrated equivalents.

Although the fund invests primarily in U.S. securities, it may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short- term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS

John F. Snyder, III
------------------------------------
Executive vice president of adviser
Joined fund team in 1994
Joined adviser in 1991
Began business career in 1971

Barry H. Evans, CFA
------------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1986
Began business career in 1986


Peter M. Schofield, CFA
------------------------------------
Vice president of adviser
Joined fund team in 1996
Joined adviser in 1996
Portfolio manager at Geewax,
 Terker & Co. (1984-1996)
Began business career in 1984


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                  1993    1994    1995    1996     1997    1998    1999    2000
                 11.38%  -3.51%  24.23%  12.13%   20.79%  14.01%   3.89%  -1.83%

Best quarter: Q4 '98, 11.40%  Worst quarter: Q3 '99, -4.89%

-------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
-------------------------------------------------------------------------------
                                               Life of     Life of     Life of
                          1 year    5 year     Class A     Class B     Class C
Class A - began 10/5/92   -6.74%    8.39%      9.07%       --          --
Class B - began 10/5/92   -7.14%    8.49%      --          9.01%       --
Class C - began 5/1/99    -4.39%    --         --          --          -2.80%
Index                     -9.10%    18.33%     17.61%      17.61%      0.53%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.


The fund's management strategy has a significant influence on fund performance. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small-capitalization stocks. Medium-capitalization stocks tend to be more volatile than stocks of larger companies. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                          5.00%     5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                             5.00%     none      1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less  none(2)   5.00%     1.00%

--------------------------------------------------------------------------------
Annual operating expenses                            Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                       0.60%     0.60%     0.60%
Distribution and service (12b-1) fees                0.30%     1.00%     1.00%
Other expenses                                       0.32%     0.32%     0.32%
Total fund operating expenses                        1.22%     1.92%     1.92%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                          Year 1     Year 3   Year 5     Year 10
--------------------------------------------------------------------------------
Class A                           $618       $868     $1,137     $1,903
Class B - with redemption         $695       $903     $1,237     $2,061
        - without redemption      $195       $603     $1,037     $2,061
Class C - with redemption         $392       $697     $1,126     $2,321
        - without redemption      $293       $697     $1,126     $2,321

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
-------------------------------
Ticker            SVBAX
CUSIP             47803P104
Newspaper         BalA
SEC number        811-0560
JH fund number    36

Class B
-------------------------------
Ticker            SVBBX
CUSIP             47803P203
Newspaper         BalB
SEC number        811-0560
JH fund number    136

Class C
-------------------------------
Ticker            --
CUSIP             47803P708
Newspaper         --
SEC number        811-0560
JH fund number    536

Core Equity Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund normally invests at least 65% of assets in a diversified portfolio of equities which are primarily large-capitalization stocks. The portfolio's risk profile is similar to that of the Standard & Poor's 500 Stock Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 70% to 80% of these companies also are included in the Standard & Poor's 500 Stock Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced
o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/ return analysis against the Standard & Poor's 500 Stock Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may invest in dollar-denominated foreign securities and make limited use of certain derivatives (investments whose value is based on indices or securities).

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

SUBADVISER

Independence Investment
Associates, Inc.
------------------------------------------
Team responsible for day-to-day
 investment management

A subsidiary of John Hancock Financial
 Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
         1992     1993    1994    1995    1996     1997    1998    1999    2000
         9.01%   16.12%  -2.14%  37.20%  21.24%   29.19%  28.84%  12.37%  -7.75%

Best quarter: Q4 '98, 24.17%  Worst quarter: Q3 '98, -12.75%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                Life of    Life of     Life of
                          1 year     5 year     Class A    Class B     Class C
Class A - began 6/10/91   -12.37%    14.73%     14.56%     --          --
Class B - began 9/7/95    -12.81%    14.89%     --         15.75%      --
Class C - began 5/1/98    -10.18%    --         --         --          3.92%
Index                     -9.10%     18.33%     16.44%     19.03%      8.03%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.


Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                    Class A  Class B  Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                            5.00%    5.00%    2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                               5.00%    none     1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less    none(2)  5.00%    1.00%

--------------------------------------------------------------------------------
Annual operating expenses                         Class A     Class B    Class C
--------------------------------------------------------------------------------
Management fee                                    0.74%       0.74%      0.74%
Distribution and service (12b-1) fees             0.30%       1.00%      1.00%
Other expenses                                    0.33%       0.33%      0.33%
Total fund operating expenses                     1.37%       2.07%      2.07%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                Year 1     Year 3    Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                 $633       $912      $1,212     $2,064
Class B - with redemption               $710       $949      $1,314     $2,221
        - without redemption            $210       $649      $1,114     $2,221
Class C - with redemption               $407       $742      $1,202     $2,476
        - without redemption            $308       $742      $1,202     $2,476

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
-----------------------------
Ticker            JHDCX
CUSIP             409902707
Newspaper         CoreEqA
SEC number        811-1677
JH fund number    25

Class B
-----------------------------
Ticker            JHIDX
CUSIP             409902806
Newspaper         CoreEqB
SEC number        811-1677
JH fund number    125

Class C
-----------------------------
Ticker            JHCEX
CUSIP             409902863
Newspaper         CoreEqC
SEC number        811-1677
JH fund number    525

Core Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks and emphasizes stocks of companies with relatively high potential long-term earnings growth. The portfolio's risk profile is substantially similar to that of the Russell 1000 Growth Index.


The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 40% to 50% of these companies also are included in the Russell 1000 Growth Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced
o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/return analysis against the Russell 1000 Growth Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may, however, invest in certain other types of equity securities, including dollar-denominated foreign securities.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

SUBADVISER

Independence Investment
Associates, Inc.
-----------------------------------------
Team responsible for day-to-day
 investment management
A subsidiary of John Hancock Financial
 Services, Inc.
Founded in 1982
Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                                        2000
                                                                      -17.48%

Best quarter: Q4 '99, 18.24%  Worst quarter: Q4 '00, -19.26%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                 Life of     Life of    Life of
                                     1 year      Class A     Class B    Class C
Class A - began 7/1/99               -21.60%     -9.19%      --         --
Class B - began 7/1/99               -22.05%     --          -9.08%     --
Class C - began 7/1/99               -19.68%     --          --         -7.23%
Index                                -22.76%     -4.90%      -4.90%     -4.90%

Index: Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.


Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                    Class A  Class B  Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                            5.00%    5.00%    2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                               5.00%    none     1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less    none(2)  5.00%    1.00%

--------------------------------------------------------------------------------
Annual operating expenses(3)                     Class A     Class B     Class C
--------------------------------------------------------------------------------
Management fee                                   0.80%       0.80%       0.80%
Distribution and service (12b-1) fees            0.30%       1.00%       1.00%
Other expenses                                   0.73%       0.73%       0.73%
Total fund operating expenses                    1.83%       2.53%       2.53%
Expense reimbursement (at least until 6/30/01)   0.38%       0.38%       0.38%
Net annual operating expenses                    1.45%       2.15%       2.15%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                            Year 1    Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class A                             $640      $1,012     $1,407     $2,511
Class B - with redemption           $718      $1,051     $1,511     $2,665
        - without redemption        $218      $  751     $1,311     $2,665
Class C - with redemption           $415      $  844     $1,398     $2,909
        - without redemption        $316      $  844     $1,398     $2,909

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."
(3) Expense figures show the expenses for the past year adjusted to reflect any changes.

FUND CODES

Class A
-------------------------------
Ticker            JACGX
CUSIP             410132849
Newspaper         CoreGrA
SEC number        811-8852
JH fund number    79

Class B
-------------------------------
Ticker            JBCGX
CUSIP             410132831
Newspaper         CoreGrB
SEC number        811-8852
JH fund number    179

Class C
-------------------------------
Ticker            --
CUSIP             410132823
Newspaper         --
SEC number        811-8852
JH fund number    579

Core Value Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks and emphasizes relatively undervalued stocks and high dividend yields. The portfolio's risk profile is substantially similar to that of the Russell 1000 Value Index.


The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 50% to 60% of these companies also are included in the Russell 1000 Value Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced
o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/return analysis against the Russell 1000 Value Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may, however, invest in certain other types of equity securities, including dollar-denominated foreign securities.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

SUBADVISER

Independence Investment
Associates, Inc.
------------------------------------------
Team responsible for day-to-day
 investment management
A subsidiary of John Hancock Financial
 Services, Inc.
Founded in 1982
Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. Class A average annual figures reflect sales charges. Year-by-year and index figures do not reflect these charges and would be lower if they did. In addition, 12b-1 fees were imposed beginning July 1, 2000 for Class A shares and would result in lower returns if reflected in these figures. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                          1996     1997    1998    1999   2000
                                         20.66%   30.63%  18.79%  4.65%   6.46%

Best quarter: Q4 '98, 18.79%  Worst quarter: Q3 '98, -13.99%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                Life of    Life of    Life of
                             1 year   5 year    Class A    Class B    Class C
Class A - began 10/2/95      1.12%    14.65%    15.55%     --         --
Class B - began 7/1/99       0.55%    --        --         -3.70%     --
Class C - began 7/1/99       3.51%    --        --         --         -1.74%
Index                        4.81%    14.25%    14.76%     -0.92%     -0.92%

Index: Russell 1000 Value Index, an unmanaged index of value stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.


Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, value stocks could underperform growth stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B  Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                          5.00%     5.00%    2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                             5.00%     none     1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less  none(2)   5.00%    1.00%

--------------------------------------------------------------------------------
Annual operating expenses(3)                       Class A    Class B    Class C
--------------------------------------------------------------------------------
Management fee                                     0.80%      0.80%      0.80%
Distribution and service (12b-1) fees              0.30%      1.00%      1.00%
Other expenses                                     1.04%      1.04%      1.04%
Total fund operating expenses                      2.14%      2.84%      2.84%
Expense reimbursement (at least until 6/30/01)     0.64%      0.64%      0.64%
Net annual operating expenses                      1.50%      2.20%      2.20%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                            Year 1   Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class A                             $645     $1,078     $1,536     $2,801
Class B - with redemption           $723     $1,120     $1,642     $2,953
        - without redemption        $223     $  820     $1,442     $2,953
Class C - with redemption           $420     $  911     $1,528     $3,189
        - without redemption        $321     $  911     $1,528     $3,189

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."
(3) Expense figures show the expenses for the past year adjusted to reflect any changes.

FUND CODES

Class A
---------------------------------
Ticker            JHIVX
CUSIP             410132807
Newspaper         --
SEC number        811-8852
JH fund number    88

Class B
---------------------------------
Ticker            JHVBX
CUSIP             410132815
Newspaper         CoreValB
SEC number        811-8852
JH fund number    188

Class C
---------------------------------
Ticker            --
CUSIP             410132799
Newspaper         --
SEC number        811-8852
JH fund number    588

Focused Relative Value Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests in stocks of companies of any size. The fund utilizes a focused investment strategy and will typically concentrate its investments in 20 to 35 U.S. and foreign companies. Because of this focused strategy, the fund has been classified as non-diversified and may invest more than 5% of assets in securities of individual companies.

In managing the portfolio, the management team emphasizes a relative value-oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that are selling at what appear to be substantial discounts to their long-term values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions. The management team also looks for companies with strong senior management and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may also make limited use of certain derivatives (investments whose value is based on indices or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS

Timothy E. Quinlisk, CFA
---------------------------------
Senior vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Hagler, Mastrouita
 & Hewitt (1997-1998)
Analyst at State Street Global
 Advisors (1995-1997)
Began business career in 1985

James S. Yu, CFA
---------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 2000
Analyst at Merrill Lynch Asset
 Management (1998-2000)
Analyst at Gabelli & Company
 (1995-1998)
Began business career in 1990

R. Scott Mayo, CFA
---------------------------------
Second vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Morgan Stanley (1998)
Analyst at Grantham, Mayo
 & Van Otterloo (1993-1996)
Began business career in 1993

PAST PERFORMANCE

[Clip Art] This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because this is a new fund, there is no past performance to report.

MAIN RISKS


[Clip Art] The value of your investment will fluctuate in response to stock market movements.


The fund's management strategy has a significant influence on fund performance. The fund focuses on a small number of companies, making it highly vulnerable to isolated business setbacks. Similarly, value stocks could underperform growth stocks.

To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of small and medium size companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.
o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

================================================================================


YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. The figures below show estimated annualized expenses. Actual expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A    Class B  Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                          5.00%      5.00%    2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                             5.00%      none     1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less  none(2)    5.00%    1.00%

--------------------------------------------------------------------------------
Annual operating expenses                          Class A     Class B   Class C
--------------------------------------------------------------------------------
Management fee                                     0.85%       0.85%     0.85%
Distribution and service (12b-1) fees              0.30%       1.00%     1.00%
Other expenses                                     0.46%       0.46%     0.46%
Total fund operating expenses                      1.61%       2.31%     2.31%
Expense reimbursement (at least until 2/28/02)     0.11%       0.11%     0.11%
Net annual operating expenses                      1.50%       2.20%     2.20%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                                Year 1         Year 3
--------------------------------------------------------------------------------
Class A                                                 $ 645          $  972
Class B - with redemption                               $ 723          $1,011
        - without redemption                            $ 223          $  711
Class C - with redemption                               $ 420          $  804
        - without redemption                            $ 321          $  804


(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
------------------------------
Ticker            --
CUSIP             478032790
Newspaper         --
SEC number        811-3392
JH fund number    61

Class B
------------------------------
Ticker            --
CUSIP             478032774
Newspaper         --
SEC number        811-3392
JH fund number    161

Class C
------------------------------
Ticker            --
CUSIP             478032766
Newspaper         --
SEC number        811-3392
JH fund number    561

Growth Trends Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests approximately 1/3 of assets in equity securities including common and preferred stocks and their equivalents of U.S. and foreign companies in each of the following sectors: financial services, health care and technology. Due to changes in market values, assets will be allocated as needed in order to attempt to achieve a 1/3 weighting in each sector. The fund attempts to concentrate its investments within each of the three sectors in 20 to 35 companies.

Companies in the financial services, health-care and technology sectors include: banks, insurance companies, brokerage firms and financial holding companies; pharmaceutical, biotechnology and biochemical research and development companies; companies in such fields as computer software and hardware, Internet services, telecommunications and data management and storage.

In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation.

The managers seek to identify companies positioned to benefit from economic and social trends. They use fundamental financial analysis to identify individual companies of any size that appear most attractive in terms of earnings stability, growth potential, business changes and valuation.

The fund may invest in certain higher-risk securities, including investments in emerging market countries and securities that are not publicly offered or traded, restricted securities.

The fund may use certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

ADVISER

John Hancock Advisers, Inc.
---------------------------------
Team responsible for financial
 services sector investment
 management


SUBADVISERS

Fund Asset Management, L.P.
d/b/a Mercury Advisors
---------------------------------
Team responsible for health-
 care sector investment
 management

Founded in 1977

Supervised by the adviser


American Fund Advisors, Inc.
---------------------------------
Team responsible for technology
 sector investment management

Founded in 1978

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because the fund is a new fund, there is no past performance to report.year-by-year total returns -- calendar years

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements. It may fluctuate more widely than it would in a fund that is diversified across several sectors.

The fund's management strategy significantly influences performance, especially because this fund focuses on a few sectors of the economy.

Stocks of financial services, health-care and technology companies as a group may fall out of favor with the market, causing the fund to underperform its peers or funds that focus on other types of stocks or economic sectors.

Companies in each sector may face special risks. Falling or rising interest rates or deteriorating economic conditions could cause bank and financial service company stocks to suffer losses.

Health-care companies are strongly affected by worldwide scientific or technological developments and changes in governmental policies.

Technology companies are subject to intense competition making products quickly obsolete. Some technology companies are smaller and may have limited product lines and financial and managerial resources, making them more vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Stocks of small- and mid-sized- capitalization companies can be more volatile than those of larger companies.
o     Certain derivatives could produce disproportionate losses.
o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. The figures below show estimated annualized expenses. Actual expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                    Class A  Class B  Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                            5.00%    5.00%    2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                               5.00%    none     1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less    none(2)  5.00%    1.00%

--------------------------------------------------------------------------------
Annual operating expenses                            Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                       1.00%     1.00%     1.00%
Distribution and service (12b-1) fees                0.30%     1.00%     1.00%
Other expenses                                       0.45%     0.45%     0.45%
Total fund operating expenses                        1.75%     2.45%     2.45%
Expense reimbursement (at least until 2/28/02)       0.10%     0.10%     0.10%
Net annual operating expenses                        1.65%     2.35%     2.35%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                             Year 1    Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class A                              $ 659     $1,014     $1,393     $2,451
Class B - with redemption            $ 738     $1,054     $1,497     $2,606
        - without redemption         $ 238     $  754     $1,297     $2,606
Class C - with redemption            $ 435     $  846     $1,384     $2,851
        - without redemption         $ 336     $  846     $1,384     $2,851

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
------------------------------
Ticker            JGTAX
CUSIP             41014V109
Newspaper         GTrendA
SEC number        811-4079
JH fund number    46

Class B
------------------------------
Ticker            JGTBX
CUSIP             41014V208
Newspaper         GTrendB
SEC number        811-4079
JH fund number    146

Class C
------------------------------
Ticker            JGTCX
CUSIP             41014V307
Newspaper         GTrendC
SEC number        811-4079
JH fund number    546

Large Cap Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of large-capitalization companies (companies in the capitalization range of the Russell Top 200 Growth Index, which was $1.96 billion to $455.8 billion as of January 31, 2001).


In choosing individual stocks, the managers use fundamental financial analysis to identify companies with:

o     strong cash flows
o     secure market franchises
o     sales growth that outpaces their industries

The fund generally invests in a diversified portfolio of U.S. companies. The fund has tended to emphasize, or overweight, certain sectors such as health care, technology or consumer goods. These weightings may change in the future.

The managers use various means to assess the depth and stability of companies' senior management, including interviews and company visits. The fund favors companies for which the managers project an above-average growth rate.

The fund may invest in preferred stocks and other types of equities, and may invest up to 15% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS


William L. Braman
--------------------------------------
Executive vice president and
 chief investment officer of adviser
Joined fund team in 2000
Joined adviser in 2000
Chief investment officer at
 Baring Asset Management
 (London 1998-2000)
Head of U.S. equity team at
 Baring Asset Management
 (Boston 1989-1998)
Began business career in 1977

Robert J. Uek, CFA
--------------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 1997
Corporate finance manager
 at Ernst & Young (1994-1997)
Began business career in 1990


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1991    1992     1993    1994    1995    1996     1997    1998    1999    2000
41.68%  6.06%    13.03%  -7.50%  27.17%  20.40%   16.70%  26.42%  20.52% -30.74%

Best quarter:  Q4 '98, 22.38%  Worst quarter:  Q4 '00, -23.36%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Life of    Life of
                           1 year    5 year     10 year    Class B    Class C
Class A                    -34.20%   7.09%      10.91%     --         --
Class B - began 1/3/94     -34.50%   7.22%      --         7.77%      --
Class C - began 6/1/98     -32.54%   --         --         --         -2.03%
Index 1                    -9.10%    18.33%     17.46%     18.27%     9.03%
Index 2                    -24.53%   18.98%     17.50%     19.45%     8.51%

Index 1: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks. Index 2: Russell Top 200 Growth Index, an unmanaged index containing growth-oriented stocks from the Russell Top 200 Index.

In the future, the adviser will compare the fund's performance only to the Russell Top 200 Growth Index since it more closely represents the fund's investment strategy.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.


The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A  Class B  Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                          5.00%    5.00%    2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                             5.00%    none     1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less  none(2)  5.00%    1.00%

--------------------------------------------------------------------------------
Annual operating expenses                       Class A      Class B   Class C
--------------------------------------------------------------------------------
Management fee                                  0.75%        0.75%     0.75%
Distribution and service (12b-1) fees           0.30%        1.00%     1.00%
Other expenses                                  0.31%        0.31%     0.31%
Total fund operating expenses                   1.36%        2.06%     2.06%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                 Year 1    Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                  $ 632     $ 909      $1,207     $2,053
Class B - with redemption                $ 709     $ 946      $1,308     $2,210
        - without redemption             $ 209     $ 646      $1,108     $2,210
Class C - with redemption                $ 406     $ 739      $1,197     $2,466
        - without redemption             $ 307     $ 739      $1,197     $2,466

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


FUND CODES

Class A
-------------------------------
Ticker            JHNGX
CUSIP             409906302
Newspaper         LpCpGrA
SEC number        811-4630
JH fund number    20

Class B
-------------------------------
Ticker            JHGBX
CUSIP             409906401
Newspaper         LpCpGrB
SEC number        811-4630
JH fund number    120

Class C
-------------------------------
Ticker            --
CUSIP             409906849
Newspaper         --
SEC number        811-4630
JH fund number    520

Large Cap Value Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital. To pursue this goal, the fund normally invests at least 65% of assets in stocks of large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Stock Index, which was $0.8 billion to $455.8 billion as of January 31, 2001).


In managing the portfolio, the managers emphasize a value-oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that are selling at what appear to be substantial discounts to their long-term intrinsic and "franchise" values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The fund manages risk by typically holding between 50 and 150 large companies that are diversified across industry sectors. The management team also uses fundamental financial analysis to identify individual companies with substantial cash flows, reliable revenue streams, superior competitive positions and strong management.

The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

In selecting bonds of any maturity, the managers look for the most favorable risk/return ratios. The fund may invest up to 15% of net assets in junk bonds rated as low as CC/Ca and their unrated equivalents.

The fund may invest up to 25% of assets in foreign securities (35% during adverse U.S. market conditions). The fund may also make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS


Timothy E. Quinlisk, cfa
-----------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1998
Analyst at Hagler, Mastrouita
 & Hewitt (1997-1998)
Analyst at State Street Global
 Advisors (1995-1997)
Began business career in 1985


James S. Yu, CFA
-----------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 2000
Analyst at Merrill Lynch Asset
 Management (1998-2000)
Analyst at Gabelli & Company
 (1995-1998)
Began business career in 1990

R. Scott Mayo, CFA
-----------------------------------
Second vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Morgan Stanley (1998)
Analyst at Grantham, Mayo
 & Van Otterloo (1993-1996)
Began business career in 1993

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1991    1992     1993    1994    1995    1996     1997    1998    1999    2000
32.29%   6.02%   9.74%   -8.49%  36.74%  22.21%   36.71%  15.94%  37.89%  -2.93%

Best quarter: Q4 '99, 31.65%  Worst quarter: Q3 '98, -12.95%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                            Life of    Life of
                           1 year     5 year     10 year    Class B    Class C
--------------------------------------------------------------------------------
Class A                    -7.77%     19.75%     16.85%     --         --
Class B - began 8/22/91    -7.47%     19.92%     --         15.66%     --
Class C - began 5/1/98     -5.36%     --         --         --         10.88%
Index                      -9.10%     18.33%     17.46%     16.38%     8.03%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.


The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, value stocks could underperform growth stocks. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.
o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A    Class B  Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                          5.00%      5.00%    2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                             5.00%      none     1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less  none(2)    5.00%    1.00%

--------------------------------------------------------------------------------
Annual operating expenses                        Class A     Class B    Class C
--------------------------------------------------------------------------------
Management fee                                   0.625%      0.625%     0.625%
Distribution and service (12b-1) fees            0.25%       1.00%      1.00%
Other expenses                                   0.295%      0.295%     0.295%
Total fund operating expenses                    1.17%       1.92%      1.92%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                 Year 1    Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                  $ 613     $ 853      $1,111     $1,849
Class B - with redemption                $ 695     $ 903      $1,237     $2,048
        - without redemption             $ 195     $ 603      $1,037     $2,048
Class C - with redemption                $ 392     $ 697      $1,126     $2,321
        - without redemption             $ 293     $ 697      $1,126     $2,321

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
-----------------------------
Ticker            TAGRX
CUSIP             41013P103
Newspaper         LgCpVIA
SEC number        811-0560
JH fund number    50

Class B
-----------------------------
Ticker            TSGWX
CUSIP             41013P202
Newspaper         LgCpVIB
SEC number        811-0560
JH fund number    150

Class C
-----------------------------
Ticker            JHLVX
CUSIP             41013P301
Newspaper         LgCpVIC
SEC number        811-0560
JH fund number    550

Mid Cap Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of medium-capitalization companies (companies in the capitalization range of the Russell Midcap Growth Index, which was $0.15 billion to $21.73 billion as of January 31, 2001).


The managers conduct fundamental financial analysis to identify companies with above-average earnings growth.

In choosing individual securities, the managers look for companies with growth stemming from a combination of gains in market share and increasing operating efficiency. Before investing, the manager identifies a specific catalyst for growth, such as a new product, business reorganization or merger.

The management team generally maintains personal contact with the senior management of the companies the fund invests in.

The managers consider broad economic trends, demographic factors, technological changes, consolidation trends and legislative initiatives.

The fund generally invests in more than 100 companies. The fund may not invest more than 5% of assets in any one security.

The fund may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indices or currencies).

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGER

Barbara C. Friedman, CFA
----------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1998
Head of mid-cap equity group
 at Fleet Investment Advisors
 (1996-1997)
Began business career in 1973


Timothy N. Manning
----------------------------------
Joined fund team in 2000
Joined adviser in 2000
Analyst at State Street Research
 (1999-2000)
Equity research associate at
 State Street Research
(1996-1999)
Began business career in 1993


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                          1994    1995    1996     1997    1998    1999    2000
                         -8.76%  34.24%  29.05%    2.37%   6.53%  58.17% -13.52%

Best quarter: Q4 '99, 45.43%  Worst quarter: Q3 '98, -21.36%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                Life of     Life of    Life of
                          1 year     5 year     Class A     Class B    Class C
Class A - began 11/1/93   -17.86%    12.84%     11.82%      --         --
Class B - began 11/1/93   -18.16%    12.96%     --          11.85%     --
Class C - began 6/1/98    -15.76%    --         --          --         12.52%
Index 1                   -9.10%     18.33%     17.83%      17.83%     9.03%
Index 2                   -11.75%    17.77%     16.66%      16.66%     15.34%

Index 1: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks. Index 2: Russell Midcap Growth Index, an unmanaged index containing those stocks from the Russell Midcap Index with a greater-than-average growth orientation.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Medium-capitalization stocks tend to be more volatile than stocks of larger companies, and as a group could fall out of favor with the market, causing the fund to underperform investments that focus either on small- or on large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                          5.00%     5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                             5.00%     none      1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less  none(2)   5.00%     1.00%

--------------------------------------------------------------------------------
Annual operating expenses                   Class A      Class B     Class C
--------------------------------------------------------------------------------
Management fee                              0.80%        0.80%       0.80%
Distribution and service (12b-1) fees       0.30%        1.00%       1.00%
Other expenses                              0.36%        0.36%       0.36%
Total fund operating expenses               1.46%        2.16%       2.16%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                             Year 1    Year 3     Year 5      Year 10
--------------------------------------------------------------------------------
Class A                              $ 641     $ 939      $1,258      $2,159
Class B - with redemption            $ 719     $ 976      $1,359      $2,315
        - without redemption         $ 219     $ 676      $1,159      $2,315
Class C - with redemption            $ 416     $ 769      $1,248      $2,568
        - without redemption         $ 317     $ 769      $1,248      $2,568

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


FUND CODES

Class A
----------------------------
Ticker            SPOAX
CUSIP             409906807
Newspaper         MdCpGrA
SEC number        811-4630
JH fund number    39

Class B
----------------------------
Ticker            SPOBX
CUSIP             409906880
Newspaper         MdCpGrB
SEC number        811-4630
JH fund number    139

Class C
----------------------------
Ticker            --
CUSIP             409906823
Newspaper         --
SEC number        811-4630
JH fund number    539

Multi Cap Growth Fund


GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests in a diversified portfolio of growth-oriented stocks of U.S. and foreign companies of any size.

In managing the portfolio, the management team focuses primarily on stocks, selecting companies that are expected to have above-average growth. In choosing individual securities, the managers use fundamental financial analysis to identify companies with improving business fundamentals, such as revenue growth, profitability and improving cash flows. The management team also looks for companies with strong senior management and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in preferred stocks and other types of equities. The fund may also make limited use of certain derivatives (investments whose value is based on indices or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS

Anurag Pandit, cfa
--------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 1996
Equity analyst at Loomis Sayles
 (1992-1996)
 Began business career in 1984

Bernice S. Behar, CFA
--------------------------------
Senior vice president of adviser
Joined fund team in 2000
Joined adviser in 1991
Began business career in 1986

PAST PERFORMANCE

[Clip Art] This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because this is a new fund, there is no past performance to report.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. The fund focuses on growth stocks, which could underperform value stocks.

To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of small and medium size companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.
o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. The figures below show estimated annualized expenses. Actual expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                          5.00%     5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                             5.00%     none      1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less  none(2)   5.00%     1.00%

--------------------------------------------------------------------------------
Annual operating expenses                         Class A    Class B    Class C
--------------------------------------------------------------------------------
Management fee                                    0.75%      0.75%      0.75%
Distribution and service (12b-1) fees             0.30%      1.00%      1.00%
Other expenses                                    0.46%      0.46%      0.46%
Total fund operating expenses                     1.51%      2.21%      2.21%
Expense reimbursement (at least until 2/28/02)    0.11%      0.11%      0.11%
Net annual operating expenses                     1.40%      2.10%      2.10%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                                  Year 1       Year 3
--------------------------------------------------------------------------------
Class A                                                   $ 635        $ 943
Class B - with redemption                                 $ 713        $ 981
        - without redemption                              $ 213        $ 681
Class C - with redemption                                 $ 410        $ 774
        - without redemption                              $ 311        $ 774

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
-------------------------------
Ticker            --
CUSIP             478032709
Newspaper         --
SEC number        811-3392
JH fund number    10

Class B
-------------------------------
Ticker            --
CUSIP             478032808
Newspaper         --
SEC number        811-3392
JH fund number    110

Class C
-------------------------------
Ticker            --
CUSIP             478032881
Newspaper         --
SEC number        811-3392
JH fund number    510

Small Cap Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of small-capitalization companies (companies in the capitalization range of the Russell 2000 Growth Index, which was $0.01 billion to $4.74 billion as of January 31, 2001).


The managers look for companies in the emerging growth phase of development that are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings.

To manage risk, the fund typically invests in 150 to 220 companies across many industries, and does not invest more than 5% of assets in any one company.

In choosing individual securities, the managers use fundamental financial analysis to identify rapidly growing companies. The managers favor companies that dominate their market niches or are poised to become market leaders. They look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in preferred stocks and other types of equities, and may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indices or currencies).

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash and cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS

Bernice S. Behar, CFA
---------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1991
Began business career in 1986


Anurag Pandit, CFA
---------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 1996
Equity analyst at Loomis Sayles
 (1992-1996)
Began business career in 1984


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class B year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1991    1992    1993    1994    1995    1996     1997    1998     1999    2000
58.82%  12.13%  11.82%  -1.49%  42.13%  12.95%   14.45%  11.65%   63.62% -22.04%

Best quarter: Q4 '99, 43.58%  Worst quarter: Q4 '00, -22.37%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Life of    Life of
                            1 year    5 year    10 year    Class A    Class C
Class A - began 8/22/91     -25.40%   12.66%    --         15.11%     --
Class B                     -25.76%   12.74%    17.77%     --         --
Class C - began 6/1/98      -23.59%   --        --         --         13.58%
Index 1                     -3.02%    10.31%    15.53%     13.09%     3.55%
Index 2                     -22.43%   7.14%     12.80%     9.95%*     2.89%

Index 1: Russell 2000 Index, an unmanaged index of 2,000 U.S.
small-capitalization stocks.
Index 2: Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index with a greater-than-average growth orientation.
* As of September 1, 1991.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.


The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.
o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                          5.00%     5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                             5.00%     none      1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less  none(2)   5.00%     1.00%

--------------------------------------------------------------------------------
Annual operating expenses                   Class A      Class B     Class C
--------------------------------------------------------------------------------
Management fee                              0.74%        0.74%       0.74%
Distribution and service (12b-1) fees       0.25%        1.00%       1.00%
Other expenses                              0.29%        0.29%       0.29%
Total fund operating expenses               1.28%        2.03%       2.03%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                            Year 1    Year 3     Year 5      Year 10
--------------------------------------------------------------------------------
Class A                             $ 624     $ 886      $1,167      $1,968
Class B - with redemption           $ 706     $ 937      $1,293      $2,166
        - without redemption        $ 206     $ 637      $1,093      $2,166
Class C - with redemption           $ 403     $ 730      $1,182      $2,435
        - without redemption        $ 304     $ 730      $1,182      $2,435

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


FUND CODES

Class A
------------------------------
Ticker            TAEMX
CUSIP             478032105
Newspaper         SmCpGrA
SEC number        811-3392
JH fund number    60

Class B
------------------------------
Ticker            TSEGX
CUSIP             478032204
Newspaper         SmCpGrB
SEC number        811-3392
JH fund number    160

Class C
------------------------------
Ticker            JSGCX
CUSIP             478032501
Newspaper         SmCpGrC
SEC number        811-3392
JH fund number    560

Small Cap Value Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of small-capitalization companies (companies in the capitalization range of the Russell 2000 Index, which was $0.01 billion to $4.74 billion as of January 31, 2001).


In managing the portfolio, the managers emphasize a value-oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for U.S. and foreign companies that are selling at what appear to be substantial discounts to their long-term value. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. The strength of companies' management teams is also a key selection factor. The fund diversifies across industry sectors. The fund may not invest more than 5% of assets in any one security.

The fund may invest up to 15% of assets in a basket of foreign securities or in bonds of any maturity rated as low as CC/Ca and their unrated equivalents (bonds below BBB/Baa are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on indices or currencies).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS


Timothy E. Quinlisk, cfa
----------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1998
Analyst at Hagler, Mastrouita
 & Hewitt (1997-1998)
Analyst at State Street Global
 Advisors (1995-1997)
Began business career in 1985


James S. Yu, CFA
----------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 2000
Analyst at Merrill Lynch Asset
 Management (1998-2000)
Analyst at Gabelli & Company
 (1995-1998)
Began business career in 1990

R. Scott Mayo, CFA
----------------------------------
Second vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Morgan Stanley (1998)
Analyst at Grantham, Mayo
 & Van Otterloo (1993-1996)
Began business career in 1993

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                          1994    1995    1996     1997    1998    1999    2000
                          7.81%  20.26%  12.91%   25.25%  -2.10%  98.25%  -6.26%

Best quarter: Q4 '99, 47.75%  Worst quarter: Q3 '98, -21.43%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                 Life of    Life of    Life of
                            1 year     5 year    Class A    Class B    Class C
Class A - began 1/3/94      -10.95%    19.57%    17.93%     --         --
Class B - began 1/3/94      -11.20%    19.79%    --         17.96%     --
Class C - began 5/1/98      -8.69%     --        --         --         19.51%
Index                       -3.02%     10.31%    10.89%     10.89%     1.32%


Index: Russell 2000 Index, an unmanaged index of 2,000 U.S. small-capitalization stocks.

MAIN RISKS


[Clip Art] The value of your investment will fluctuate in response to stock market movements.


The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. Similarly, value stocks could underperform growth stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.
o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.
o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                          5.00%     5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                             5.00%     none      1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less  none(2)   5.00%     1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.70%        0.70%       0.70%
Distribution and service (12b-1) fees        0.30%        1.00%       1.00%
Other expenses                               0.36%        0.36%       0.36%
Total fund operating expenses                1.36%        2.06%       2.06%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                             Year 1    Year 3     Year 5      Year 10
--------------------------------------------------------------------------------
Class A                              $ 632     $ 909      $1,207      $2,053
Class B - with redemption            $ 709     $ 946      $1,308      $2,210
        - without redemption         $ 209     $ 646      $1,108      $2,210
Class C - with redemption            $ 406     $ 739      $1,197      $2,466
        - without redemption         $ 307     $ 739      $1,197      $2,466

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


FUND CODES

Class A
-----------------------------
Ticker            SPVAX
CUSIP             409905700
Newspaper         SmCpVlA
SEC number        811-3999
JH fund number    37

Class B
-----------------------------
Ticker            SPVBX
CUSIP             409905809
Newspaper         SmCpVlB
SEC number        811-3999
JH fund number    137

Class C
-----------------------------
Ticker            SPVCX
CUSIP             409905882
Newspaper         SmCpVlC
SEC number        811-3999
JH fund number    537

Sovereign Investors Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital and income without assuming undue market risks. To pursue this goal, the fund normally invests at least 80% of stocks in a diversified portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Stock Index. On January 31, 2001, that range was $0.08 billion to $455.8 billion.


At least 65% of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. The managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium capitalizations.

The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C and their unrated equivalents.

The fund typically invests in U.S. companies but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indices).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS

John F. Snyder, III
-------------------------------------
Executive vice president of adviser
Joined fund team in 1983
Joined adviser in 1991
Began business career in 1971

Barry H. Evans, CFA
-------------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1986
Began business career in 1986


Peter M. Schofield, CFA
-------------------------------------
Vice president of adviser
Joined fund team in 1996
 Joined adviser in 1996
Portfolio manager at Geewax,
 Terker & Co. (1984-1996)
Began business career in 1984


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1991    1992   1993    1994     1995    1996     1997    1998    1999    2000
30.48%   7.23%  5.71%  -1.85%   29.15%  17.57%   29.14%  15.62%   5.91%   4.10%

Best quarter: Q4 '98, 15.56%  Worst quarter: Q3 '98, -7.85%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                            Life of   Life of
                          1 year      5 year     10 year    Class B   Class C
Class A                   -1.10%      12.95%     13.19%     --        --
Class B - began 1/3/94    -1.44%      13.04%     --         12.94%    --
Class C - began 5/1/98    1.33%       --         --         --        4.73%
Index                     -9.10%      18.33%     17.46%     18.27%    8.03%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.


The fund's management strategy has a significant influence on fund performance. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small-capitalization stocks. Medium-capitalization stocks tend to be more volatile than stocks of larger companies. In addition, if the managers' securities selection strategies do not perform as expected, the fund could under-perform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.
o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                          5.00%     5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                             5.00%     none      1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less  none(2)   5.00%     1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B     Class C
--------------------------------------------------------------------------------
Management fee                               0.54%        0.54%       0.54%
Distribution and service (12b-1) fees        0.30%        1.00%       1.00%
Other expenses                               0.21%        0.21%       0.21%
Total fund operating expenses                1.05%        1.75%       1.75%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                            Year 1    Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class A                             $ 602     $ 817      $1,050      $1,718
Class B - with redemption           $ 678     $ 851      $1,149      $1,878
        - without redemption        $ 178     $ 551      $  949      $1,878
Class C - with redemption           $ 375     $ 646      $1,039      $2,142
        - without redemption        $ 276     $ 646      $1,039      $2,142

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
-------------------------------
Ticker            SOVIX
CUSIP             47803P302
Newspaper         SvInvA
SEC number        811-0560
JH fund number    29

Class B
-------------------------------
Ticker            SOVBX
CUSIP             47803P401
Newspaper         SvInvB
SEC number        811-0560
JH fund number    129

Class C
-------------------------------
Ticker            SOVCX
CUSIP             47803P609
Newspaper         --
SEC number        811-0560
JH fund number    529

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o Distribution and service (12b-1) fees of 0.30% (0.25% for Large Cap Value and Small Cap Growth).

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost share-holders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker.

Your broker or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                           As a % of           As a % of your
Your investment            offering price      investment
Up to $49,999              5.00%               5.26%
$50,000 - $99,999          4.50%               4.71%
$100,000 - $249,999        3.50%               3.63%
$250,000 - $499,999        2.50%               2.56%
$500,000 - $999,999        2.00%               2.04%
$1,000,000 and over        See below

--------------------------------------------------------------------------------
Class C sales charges
--------------------------------------------------------------------------------
                           As a % of           As a % of your
Your investment            offering price      investment
Up to $1,000,000           1.00%               1.01%
$1,000,000 and over        none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                           CDSC on shares
Your investment                            being sold
First $1M - $4,999,999                     1.00%
Next $1 - $5M above that                   0.50%
Next $1 or more above that                 0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


30  YOUR ACCOUNT

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
                                        CDSC on shares
Years after purchase                    being sold
1st year                                5.00%
2nd year                                4.00%
3rd or 4th year                         3.00%
5th year                                2.00%
6th year                                1.00%
After 6th year                          none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase                    CDSC
1st year                                1.00%
After 1st year                          none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.
o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.
o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans
o     to make certain distributions from a retirement plan
o     because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                YOUR ACCOUNT  31

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o     selling brokers and their employees and sales representatives
o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds
o fund trustees and other individuals who are affiliated with these or other John Hancock funds
o individuals transferring assets from an employee benefit plan into a John Hancock fund
o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

Class C shares may be offered without front-end sales charges to various individuals and institutions, including certain retirement plans.

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:
      o non-retirement account: $1,000
      o retirement account: $250
      o group investments: $250
      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month
      o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


32  YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
             Opening an account                 Adding to an account
By check

[Clip Art]   o  Make out a check for the        o  Make out a check for the
                investment amount, payable         investment amount payable
                to "John Hancock Signature         to "John Hancock Signature
                Services, Inc."                    Services, Inc."

             o  Deliver the check and your      o  Fill out the detachable
                completed application to           investment slip from an
                your financial                     account statement. If no
                representative, or mail            slip is available, include
                them to Signature Services         a note specifying the fund
                (address below).                   name, your share class,
                                                   your account number and
                                                   the name(s) in which the
                                                   account is registered.

                                                o  Deliver the check and your
                                                   investment slip or note to
                                                   your financial
                                                   representative, or mail
                                                   them to Signature Services
                                                   (address below).

By exchange

[Clip Art]   o  Call your financial             o  Log on to www.jhfunds.com
                representative or                  to process exchanges
                Signature Services to              between funds.
                request an exchange.
                                                o  Call EASI-Line for
                                                   automated service 24 hours
                                                   a day using your
                                                   touch-tone phone at
                                                   1-800-338-8080.

                                                o  Call your financial
                                                   representative or
                                                   Signature Services to
                                                   request an exchange.

By wire

[Clip Art]   o  Deliver your completed          o  Instruct your bank to wire
                application to your                the amount of your
                financial representative,          investment to:
                or mail it to Signature              First Signature Bank
                Services.                              & Trust
                                                     Account # 900000260
             o  Obtain your account number           Routing # 211475000
                by calling your financial       Specify the fund name, your
                representative or               share class, your account
                Signature Services.             number and the name(s) in
                                                which the account is
             o  Instruct your bank to wire      registered. Your bank may
                the amount of your              charge a fee to wire funds.
                investment to:
                  First Signature Bank
                    & Trust
                  Account # 900000260
                  Routing # 211475000
             Specify the fund name, your
             choice of share class, the
             new account number and the
             name(s) in which the account
             is registered. Your bank may
             charge a fee to wire funds.

By Internet

[Clip Art]   See "By exchange" and "By wire."   o  Verify that your bank or
                                                   credit union is a member
                                                   of the Automated Clearing
                                                   House (ACH) system.

                                                o  Complete the "Bank
                                                   Information" section on
                                                   your account application.

                                                o  Log on to www.jhfunds.com
                                                   to initiate purchases
                                                   using your authorized bank
                                                   account.

By phone

[Clip Art]   See "By exchange" and "By wire."   o  Verify that your bank or
                                                   credit union is a member
                                                   of the Automated Clearing
                                                   House (ACH) system.

                                                o  Complete the "Bank
                                                   Information" section on
                                                   your account application.

                                                o  Call EASI-Line for
                                                   automated service 24 hours
                                                   a day using your
                                                   touch-tone phone at
                                                   1-800-338-8080.

                                                o  Call your financial
                                                   representative or
                                                   Signature Services between
                                                   8 A.M. and 4 P.M. Eastern
                                                   Time on most business
                                                   days.

----------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

----------------------------------------------

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


                                                                YOUR ACCOUNT  33

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
             Designed for                     To sell some or all of your shares

By letter

[Clip Art]   o  Accounts of any type.         o  Write a letter of
                                                 instruction or complete a
             o  Sales of any amount.             stock power indicating the
                                                 fund name, your share
                                                 class, your account
                                                 number, the name(s) in
                                                 which the account is
                                                 registered and the dollar
                                                 value or number of shares
                                                 you wish to sell.

                                              o  Include all signatures and
                                                 any additional documents
                                                 that may be required (see
                                                 next page).

                                              o  Mail the materials to
                                                 Signature Services.

                                              o  A check will be mailed to
                                                 the name(s) and address in
                                                 which the account is
                                                 registered, or otherwise
                                                 according to your letter
                                                 of instruction.

By Internet

[Clip Art]   o  Most accounts.                o  Log on to www.jhfunds.com
                                                 to initiate redemptions
             o  Sales of up to $100,000.         from your funds.

By phone

[Clip Art]   o  Most accounts.                o  Call EASI-Line for
                                                 automated service 24 hours
             o  Sales of up to $100,000.         a day using your
                                                 touch-tone phone at
                                                 1-800-338-8080.

                                              o  Call your financial
                                                 representative or
                                                 Signature Services between
                                                 8 A.M. and 4 P.M. Eastern
                                                 Time on most business
                                                 days.

By wire or electronic funds transfer (EFT)

[Clip Art]   o  Requests by letter to sell    o  To verify that the
                any amount.                      Internet or telephone
                                                 redemption privilege is in
             o  Requests by Internet or          place on an account, or to
                phone to sell up to              request the form to add it
                $100,000.                        to an existing account,
                                                 call Signature Services.

                                              o  Amounts of $1,000 or more
                                                 will be wired on the next
                                                 business day. A $4 fee
                                                 will be deducted from your
                                                 account.

                                              o  Amounts of less than
                                                 $1,000 may be sent by EFT
                                                 or by check. Funds from
                                                 EFT transactions are
                                                 generally available by the
                                                 second business day. Your
                                                 bank may charge a fee for
                                                 this service.

By exchange

[Clip Art]   o  Accounts of any type.         o  Obtain a current
                                                 prospectus for the fund
             o  Sales of any amount.             into which you are
                                                 exchanging by Internet or
                                                 by calling your financial
                                                 representative or
                                                 Signature Services.

                                              o  Log on to www.jhfunds.com
                                                 to process exchanges
                                                 between your funds.

                                              o  Call EASI-Line for
                                                 automated service 24 hours
                                                 a day using your
                                                 touch-tone phone at
                                                 1-800-338-8080.

                                              o  Call your financial
                                                 representative or
                                                 Signature Services to
                                                 request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


34  YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days
o     you are selling more than $100,000 worth of shares
o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or          o  Letter of instruction.
UGMA/UTMA accounts (custodial
accounts for minors).                   o  On the letter, the signatures of
                                           all persons authorized to sign
                                           for the account, exactly as the
                                           account is registered.

                                        o  Signature guarantee if
                                           applicable (see above).

Owners of corporate, sole               o  Letter of instruction.
proprietorship, general partner or
association accounts.                   o  Corporate business/organization
                                           resolution, certified within the
                                           past 12 months, or a John
                                           Hancock Funds business/
                                           organization certification form.

                                        o  On the letter and the
                                           resolution, the signature of the
                                           person(s) authorized to sign for
                                           the account.

                                        o  Signature guarantee if
                                           applicable (see above).

Owners or trustees of trust             o  Letter of instruction.
accounts.
                                        o  On the letter, the signature(s)
                                           of the trustee(s).

                                        o  Copy of the trust document
                                           certified within the past 12
                                           months or a John Hancock Funds
                                           trust certification form.

                                        o  Signature guarantee if
                                           applicable (see above).

Joint tenancy shareholders with         o  Letter of instruction signed by
rights of survivorship whose               surviving tenant.
co-tenants are deceased.
                                        o  Copy of death certificate.

                                        o  Signature guarantee if
                                           applicable (see above).

Executors of shareholder estates.       o  Letter of instruction signed by
                                           executor.

                                        o  Copy of order appointing
                                           executor, certified within the
                                           past 12 months.

                                        o  Signature guarantee if
                                           applicable (see above).

Administrators, conservators,           o  Call 1-800-225-5291 for
guardians and other sellers or             instructions.
account types not listed above.

----------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative
for instructions and assistance.
----------------------------------------


                                                                YOUR ACCOUNT  35

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valui ng portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the funds may trade on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance
o     after any changes of name or address of the registered owner(s)
o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all of their net earnings in the form of dividends. Any capital gains are distributed annually. Balanced and Sovereign Investors funds typically pay income dividends quarterly. Core Value typically pays income dividends annually. The other funds do not usually pay income dividends. Most of these dividends are from capital gains.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and

36  YOUR ACCOUNT
capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.
o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.


Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans, SEPs and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.



                                                                YOUR ACCOUNT  37

Fund details
--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock equity funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the Balanced, Core Growth, Core Value, Focused Relative Value, Growth Trends, Large Cap Value, Mid Cap Growth, Multi Cap Growth and Small Cap Growth funds have the power to change these funds' respective investment goals without shareholder approval.

Management fees The management fees paid to the investment adviser by the John Hancock equity funds last fiscal year are as follows:


--------------------------------------------------------------------------------
Fund                                                           % of net assets
--------------------------------------------------------------------------------
Balanced                                                       0.60%
Core Equity                                                    0.74%
Core Growth                                                    0.42%
Core Value                                                     0.16%
Growth Trends                                                  0.90%
Large Cap Growth                                               0.75%
Large Cap Value                                                0.625%
Mid Cap Growth                                                 0.80%
Small Cap Growth                                               0.74%
Small Cap Value                                                0.70%
Sovereign Investors                                            0.54%


[The following information was represented as a flow chart in the printed material.]

                                -----------------
                                  Shareholders
                                -----------------

  Distribution and
shareholder services

                -------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                             Principal distributor

                            John Hancock Funds, Inc.

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------

             ------------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                Handles shareholder services, including record-
               keeping and statements, distribution of dividends,
                    and processing of buy and sell requests.
             ------------------------------------------------------

                                                                        Asset
                                                                      management

                      ------------------------------------
                                   Subadvisers

                          American Fund Advisors, Inc.
                                1415 Kellum Place
                              Garden City, NY 11530

                             Independence Investment
                                Associates, Inc.
                                 53 State Street
                                Boston, MA 02109

                                Mercury Advisors
                             800 Scudders Mill Road
                              Plainsboro, NJ 08536

                                Provide portfolio
                              management to certain
                                     funds.
                      ------------------------------------

                      ------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
                      ------------------------------------

                      ------------------------------------
                                   Custodians

                          Brown Brothers Harriman & Co.
                           Investors Bank & Trust Co.
                         State Street Bank and Trust Co.

                       Hold the funds' assets, settle all
                      portfolio trades and collect most of
                         the valuation data required for
                          calculating each fund's NAV.
                      ------------------------------------

                      ------------------------------------
                                    Trustees

                         Oversee the funds' activities.
                      ------------------------------------


38  FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Balanced Fund

Figures audited by Ernst & Young LLP.

-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                               12/95        12/96        12/97        12/98        12/99
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $9.84       $11.75       $12.27       $13.33       $14.06
Net investment income (loss)(1)                                        0.44         0.41         0.37         0.36         0.35
Net realized and unrealized gain (loss) on investments                 1.91         0.99         2.14         1.47         0.18
Total from investment operations                                       2.35         1.40         2.51         1.83         0.53
Less distributions:
  Dividends from net investment income                                (0.44)       (0.41)       (0.37)       (0.36)       (0.36)
  Distributions in excess of net investment income                       --           --           --           --        (0.00)(2)
  Distributions from net realized gain on investments sold               --        (0.47)       (1.08)       (0.74)       (0.18)
  Total distributions                                                 (0.44)       (0.88)       (1.45)       (1.10)       (0.54)
Net asset value, end of period                                       $11.75       $12.27       $13.33       $14.06       $14.05
Total investment return at net asset value(3) (%)                     24.23        12.13        20.79        14.01         3.89
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         69,811       71,242       84,264       97,072      130,690
Ratio of expenses to average net assets (%)                            1.27         1.29         1.22         1.21         1.22
Ratio of net investment income (loss) to average net assets (%)        3.99         3.33         2.77         2.61         2.47
Portfolio turnover rate (%)                                              45           80          115           83           94

-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                               12/95        12/96        12/97        12/98        12/99
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $9.84       $11.74       $12.27       $13.33       $14.06
Net investment income (loss)(1)                                        0.36         0.32         0.28         0.27         0.26
Net realized and unrealized gain (loss) on investments                 1.90         1.01         2.14         1.46         0.17
Total from investment operations                                       2.26         1.33         2.42         1.73         0.43
Less distributions:
  Dividends from net investment income                                (0.36)       (0.33)       (0.28)       (0.26)       (0.26)
  Distributions in excess of net investment income                       --           --           --           --        (0.00)(2)
  Distributions from net realized gain on investments sold               --        (0.47)       (1.08)       (0.74)       (0.18)
  Total distributions                                                 (0.36)       (0.80)       (1.36)       (1.00)       (0.44)
Net asset value, end of period                                       $11.74       $12.27       $13.33       $14.06       $14.05
Total investment return at net asset value(3) (%)                     23.30        11.46        19.96        13.23         3.16
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         87,827       90,855      101,249      115,682      111,564
Ratio of expenses to average net assets (%)                            1.96         1.99         1.91         1.88         1.92
Ratio of net investment income (loss) to average net assets (%)        3.31         2.63         2.08         1.93         1.76
Portfolio turnover rate (%)                                              45           80          115           83           94


                                                                FUND DETAILS  39

Balanced Fund continued

-------------------------------------------------------------------------------
Class C - period ended:                                                12/99(4)
-------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $14.60
Net investment income (loss)(1)                                         0.19
Net realized and unrealized gain (loss) on investments                 (0.37)
Total from investment operations                                       (0.18)
Less distributions:
  Dividends from net investment income                                 (0.19)
  Distributions in excess of net investment income                     (0.00)(2)
  Distributions from net realized gain on investments sold             (0.18)
  Total distributions                                                  (0.37)
Net asset value, end of period                                        $14.05
Total investment return at net asset value(3) (%)                      (1.15)(5)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                             330
Ratio of expenses to average net assets (%)                             1.84(6)
Ratio of net investment income (loss) to average net assets (%)         1.88(6)
Portfolio turnover rate (%)                                               94

(1)   Based on the average of the shares outstanding at the end of each month.
(2)   Less than $0.01 per share.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Class C shares began operations on May 1, 1999.
(5)   Not annualized.
(6)   Annualized.


40  FUND DETAILS

Core Equity Fund

Figures audited by PricewaterhouseCoopers LLP.

-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                5/95     5/96    12/96(1)   12/97       12/98     12/99
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $12.68   $14.41   $17.98     $19.42      $23.93    $30.14
Net investment income (loss)(2)                                        0.32     0.20     0.13       0.10        0.05     (0.02)
Net realized and unrealized gain (loss) on investments                 1.77     3.88     1.72       5.55        6.81      3.72
Total from investment operations                                       2.09     4.08     1.85       5.65        6.86      3.70
Less distributions:
  Dividends from net investment income                                (0.28)   (0.22)   (0.14)     (0.04)         --        --
  Distributions from net realized gain on investments sold            (0.08)   (0.29)   (0.27)     (1.10)      (0.65)    (0.63)
  Total distributions                                                 (0.36)   (0.51)   (0.41)     (1.14)      (0.65)    (0.63)
Net asset value, end of period                                       $14.41   $17.98   $19.42     $23.93      $30.14    $33.21
Total investment return at net asset value(3) (%)                     16.98    29.12    10.33(4)   29.19       28.84     12.37
Total adjusted investment return at net asset value(3,5) (%)          16.94    28.47    10.08(4)   29.17          --        --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        101,418   14,878   31,013     92,204     200,962   393,792
Ratio of expenses to average net assets (%)                            0.70     0.94     1.30(6)    1.42        1.39      1.37(7)
Ratio of adjusted expenses to average net assets(8) (%)                0.74     1.59     1.73(6)    1.44          --        --
Ratio of net investment income (loss) to average net assets (%)        2.43     1.55     1.16(6)    0.45        0.17     (0.06)
Ratio of adjusted net investment income (loss) to average net
  assets(8) (%)                                                        2.39     0.90     0.73(6)    0.43          --        --
Portfolio turnover rate (%)                                              71      157       35         62          50        98
Fee reduction per share(2) ($)                                        0.005     0.08     0.05       0.00(9)       --        --

-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                             5/96(10)     12/96(1)     12/97         12/98          12/99
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                              $15.25        $17.96       $19.41        $23.80         $29.75
Net investment income (loss)(2)                                     0.09          0.05        (0.06)        (0.14)         (0.24)
Net realized and unrealized gain (loss) on investments              2.71          1.72         5.56          6.74           3.66
Total from investment operations                                    2.80          1.77         5.50          6.60           3.42
Less distributions:
  Dividends from net investment income                             (0.09)        (0.05)       (0.01)           --             --
  Distributions from net realized gain on investments sold            --         (0.27)       (1.10)        (0.65)         (0.63)
  Total distributions                                              (0.09)        (0.32)       (1.11)        (0.65)         (0.63)
Net asset value, end of period                                    $17.96        $19.41       $23.80        $29.75         $32.54
Total investment return at net asset value(3) (%)                  18.46(4)       9.83(4)     28.39         27.90          11.59
Total adjusted investment return at net asset value(3,5) (%)       17.59(4)       9.58(4)     28.37            --             --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      15,125        42,461      134,939       347,045        664,104
Ratio of expenses to average net assets (%)                         2.00(6)       2.00(6)      2.12          2.09           2.07(7)
Ratio of adjusted expenses to average net assets(8) (%)             3.21(6)       2.43(6)      2.14            --             --
Ratio of net investment income (loss) to average net assets (%)     0.78(6)       0.45(6)     (0.25)        (0.53)         (0.77)
Ratio of adjusted net investment income (loss) to average net
  assets(8) (%)                                                    (0.43)(6)      0.02(6)     (0.27)           --             --
Portfolio turnover rate (%)                                          157            35           62            50             98
Fee reduction per share(2) ($)                                      0.13          0.05         0.00(9)         --             --


                                                                FUND DETAILS  41

Core Equity Fund continued

------------------------------------------------------------------------------------------------
Class C -  period ended:                                                12/98(10)        12/99
------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                   $27.81           $29.75
Net investment income (loss)(2)                                         (0.09)           (0.25)
Net realized and unrealized gain (loss) on investments                   2.68             3.67
Total from investment operations                                         2.59             3.42
Less distributions:
  Distributions from net realized gain on investments sold              (0.65)           (0.63)
Net asset value, end of period                                         $29.75           $32.54
Total investment return at net asset value(3) (%)                        9.46(4)         11.59
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                            6,901           29,859
Ratio of expenses to average net assets (%)                              2.12(6)          2.08(7)
Ratio of net investment income (loss) to average net assets (%)         (0.53)(6)        (0.80)
Portfolio turnover rate (%)                                                50               98

(1) Effective December 31, 1996, the fiscal year end changed from May 31 to December 31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7) Expense ratios do not include interest expense due to bank loans, which amounted to less than 0.01%.
(8)   Unreimbursed, without fee reduction.
(9)   Less than $0.01 per share.
(10) Class B shares began operations on September 7, 1995. Class C shares began operations on May 1, 1998.


42  FUND DETAILS

Core Growth Fund

Figures audited by Deloitte & Touche LLP.

-----------------------------------------------------------------------------------------------
Class A - period ended:                                                                2/00(1)
-----------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                 $18.14
Net investment income (loss)(2)                                                       (0.05)
Net realized and unrealized gain (loss) on investments                                 1.73
Total from investment operations                                                       1.68
Less distributions:
  Distributions from net realized gain on investments sold                            (0.02)
Net asset value, end of period                                                       $19.80
Total investment return at net asset value(3) (%)                                      9.25(4)
Total adjusted investment return at net asset value(3,5) (%)                           9.00(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                         20,821
Ratio of expenses to average net assets (%)                                            1.25(6)
Ratio of adjusted expenses to average net assets(7,8) (%)                              1.63(6)
Ratio of net investment income (loss) to average net assets (%)                       (0.39)(6)
Ratio of adjusted net investment income (loss) to average net assets(7,8) (%)         (0.77)(6)
Portfolio turnover rate (%)                                                              72
Fee reduction per share(2) ($)                                                         0.05

-----------------------------------------------------------------------------------------------
Class B - period ended:                                                                2/00(1)
-----------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                 $18.14
Net investment income (loss)(2)                                                       (0.13)
Net realized and unrealized gain (loss) on investments                                 1.74
Total from investment operations                                                       1.61
Less distributions:
  Distributions from net realized gain on investments sold                            (0.02)
Net asset value, end of period                                                       $19.73
Total investment return at net asset value(3) (%)                                      8.86(4)
Total adjusted investment return at net asset value(3,5) (%)                           8.61(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                         22,728
Ratio of expenses to average net assets (%)                                            1.95(6)
Ratio of adjusted expenses to average net assets(7,8) (%)                              2.33(6)
Ratio of net investment income (loss) to average net assets (%)                       (1.09)(6)
Ratio of adjusted net investment income (loss) to average net assets(7,8) (%)         (1.47)(6)
Portfolio turnover rate (%)                                                              72
Fee reduction per share(2) ($)                                                         0.05


                                                                FUND DETAILS  43

Core Growth Fund continued

---------------------------------------------------------------------------------------------
Class C - period ended:                                                             2/00(1)
---------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                              $18.14
Net investment income (loss)(2)                                                    (0.13)
Net realized and unrealized gain (loss) on investments                              1.74
Total from investment operations                                                    1.61
Less distributions:
  Distributions from net realized gain on investments sold                         (0.02)
Net asset value, end of period                                                    $19.73
Total investment return at net asset value(3) (%)                                   8.86(4)
Total adjusted investment return at net asset value(3,5) (%)                        8.61(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                         915
Ratio of expenses to average net assets (%)                                         1.95(6)
Ratio of adjusted expenses to average net assets(7,8) (%)                           2.33(6)
Ratio of net investment income (loss) to average net assets (%)                    (1.09)(6)
Ratio of adjusted net investment income (loss) to average net assets(7,8) (%)      (1.47)(6)
Portfolio turnover rate (%)                                                           72
Fee reduction per share(2) ($)                                                      0.05

(1)   Began operations on July 1, 1999.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the period shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


44  FUND DETAILS

Core Value Fund

Figures audited by Deloitte & Touche LLP.

-----------------------------------------------------------------------------------------------------------------------------------
Class A(1) - period ended:                                             2/96(2)      2/97         2/98         2/99          2/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $8.50        $9.47       $10.88       $13.93        $12.36
Net investment income (loss)(3)                                        0.10         0.23         0.21         0.15          0.13
Net realized and unrealized gain (loss) on investments                 0.96         1.77         3.33         1.23         (1.01)
Total from investment operations                                       1.06         2.00         3.54         1.38         (0.88)
Less distributions:
  Dividends from net investment income                                (0.09)       (0.19)       (0.13)       (0.18)        (0.08)
  Distributions from net realized gain on investments sold               --        (0.40)       (0.36)       (2.77)        (0.70)
  Total distributions                                                 (0.09)       (0.59)       (0.49)       (2.95)        (0.78)
Net asset value, end of period                                        $9.47       $10.88       $13.93       $12.36        $10.70
Total investment return at net asset value(4) (%)                     12.52(5)     21.36        32.97         9.87         (8.08)
Total adjusted investment return at net asset value(4,6) (%)          (1.18)(5)    15.92        32.02         8.94         (8.94)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                            682        1,323        7,747        6,685        11,508
Ratio of expenses to average net assets (%)                            0.95(7)      0.95         0.95         0.95          0.95
Ratio of adjusted expenses to average net assets(8,9) (%)             34.06(7)      6.39         1.90         1.88          1.89
Ratio of net investment income (loss) to average net assets (%)        2.81(7)      2.26         1.60         1.03          1.09
Ratio of adjusted net investment income (loss) to average
  net assets(8,9) (%)                                                (30.30)(7)    (3.18)        0.65         0.10          0.15
Portfolio turnover rate (%)                                              12           66          119           61            76
Fee reduction per share(3) ($)                                         1.22         0.55         0.12         0.13          0.09

--------------------------------------------------------------------------------------------
Class B - period ended:                                                              2/00(2)
--------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                               $13.35
Net investment income (loss)(3)                                                      0.02
Net realized and unrealized gain (loss) on investments                              (2.56)
Total from investment operations                                                    (2.54)
Less distributions:
   Dividends from net investment income                                             (0.02)
   Distributions from net realized gain on investments sold                         (0.10)
   Total distributions                                                              (0.12)
Net asset value, end of period                                                     $10.69
Total investment return at net asset value(4) (%)                                  (19.19)(5)
Total adjusted investment return at net asset value(4,6) (%)                       (19.61)(5)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                        7,539
Ratio of expenses to average net assets (%)                                          1.95(7)
Ratio of adjusted expenses to average net assets(8,9) (%)                            2.59(7)
Ratio of net investment income (loss) to average net assets (%)                      0.19(7)
Ratio of adjusted net investment income (loss) to average net assets(8,9) (%)        0.45(7)
Portfolio turnover rate (%)                                                            76
Fee reduction per share(3) ($)                                                       0.07


                                                                FUND DETAILS  45

Core Value Fund continued

------------------------------------------------------------------------------------------
Class C - period ended:                                                            2/00(2)
------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                             $13.35
Net investment income (loss)(3)                                                    0.02
Net realized and unrealized gain (loss) on investments                            (2.56)
Total from investment operations                                                  (2.54)
Less distributions:
  Dividends from net investment income                                            (0.02)
  Distributions from net realized gain on investments sold                        (0.10)
  Total distributions                                                             (0.12)
Net asset value, end of period                                                   $10.69
Total investment return at net asset value(4) (%)                                (19.19)(5)
Total adjusted investment return at net asset value(4,6) (%)                     (19.61)(5)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                        258
Ratio of expenses to average net assets (%)                                        1.95(7)
Ratio of adjusted expenses to average net assets(8,9) (%)                          2.59(7)
Ratio of net investment income (loss) to average net assets (%)                    0.21(7)
Ratio of adjusted net investment income (loss) to average net assets(8,9) (%)     (0.43)(7)
Portfolio turnover rate (%)                                                          76
Fee reduction per share(3) ($)                                                     0.07

(1) Effective July 1, 1999, existing shares of the fund were designated Class A shares. The fund, which had previously only been sold to institutional investors, also became available for sale to individual investors.
(2) Class A shares began operations on October 2, 1995. Class B and Class C shares began operations on July 1, 1999.
(3)   Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)   Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.
(9) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


46  FUND DETAILS

Growth Trends Fund

Figures audited by PricewaterhouseCoopers LLP.


--------------------------------------------------------------------------------------------
Class A - period ended:                                                            10/00(1)
--------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                              $10.00
Net investment income (loss)(2)                                                     0.01
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions                                    (0.47)
Total from investment operations                                                   (0.46)
Net asset value, end of period                                                     $9.54
Total investment return at net asset value(3) (%)                                  (4.60)(4)
Total adjusted investment return at net asset value(3,5) (%)                       (4.61)(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                      86,011
Ratio of expenses to average net assets (%)(7)                                      1.65(6)
Ratio of adjusted expenses to average net assets (%)                                1.75(6)
Ratio of net investment income (loss) to average net assets (%)                     0.57(6)
Ratio of adjusted net investment income (loss) to average net assets(7) (%)         0.47(6)
Portfolio turnover rate (%)                                                           11
Fee reduction per share(2) ($)                                                        --(8)

---------------------------------------------------------------------------------------------
Class B - period ended:                                                             10/00(1)
---------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                               $10.00
Net investment income (loss)(2)                                                        --(8)
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions                                     (0.46)
Total from investment operations                                                    (0.46)
Net asset value, end of period                                                      $9.54
Total investment return at net asset value(3) (%)                                   (4.60)(4)
Total adjusted investment return at net asset value(3,5) (%)                        (4.61)(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                      125,430
Ratio of expenses to average net assets (%)                                          2.34(6)
Ratio of adjusted expenses to average net assets(7) (%)                              2.44(6)
Ratio of net investment income (loss) to average net assets (%)                     (0.13)(6)
Ratio of adjusted net investment income (loss) to average net assets(7) (%)         (0.23)(6)
Portfolio turnover rate (%)                                                            11
Fee reduction per share(2) ($)                                                         --(8)


                                                                FUND DETAILS  47

Growth Trends Fund continued

--------------------------------------------------------------------------------------------
Class C - period ended:                                                            10/00(1)
--------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                              $10.00
Net investment income (loss)(2)                                                       --(8)
Net realized and unrealized (loss) on investments and
   foreign currency transactions                                                   (0.46)
Total from investment operations                                                   (0.46)
Net asset value, end of period                                                     $9.54
Total investment return at net asset value(3) (%)                                  (4.60)(4)
Total adjusted investment return at net asset value(3,5) (%)                       (4.61)(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                      53,430
Ratio of expenses to average net assets (%)                                         2.34(6)
Ratio of adjusted expenses to average net assets(7) (%)                             2.44(6)
Ratio of net investment income (loss) to average net assets (%)                    (0.13)(6)
Ratio of adjusted net investment income (loss) to average net assets(7) (%)        (0.23)(6)
Portfolio turnover rate (%)                                                           11
Fee reduction per share(2) ($)                                                        --(8)

(1)   Class A, Class B and Class C shares began operations on September 22,
      2000.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8)   Less than $0.01 per share.


48  FUND DETAILS

Large Cap Growth Fund

Figures audited by Ernst & Young LLP.

-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                       12/95        10/96(1)     10/97        10/98        10/99       10/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                         $15.89       $19.51       $23.28       $24.37       $22.27      $25.04
Net investment income (loss)                                  (0.09)(2)    (0.13)(2)    (0.12)(2)    (0.11)(2)    (0.17)(2)   (0.23)
Net realized and unrealized gain (loss) on investments         4.40         3.90         3.49         2.17         5.65       (1.48)
Total from investment operations                               4.31         3.77         3.37         2.06         5.48       (1.71)
Less distributions:
  Distributions from net realized gain on investments sold    (0.69)          --        (2.28)       (4.16)       (2.71)      (2.60)
Net asset value, end of period                               $19.51       $23.28       $24.37       $22.27       $25.04      $20.73
Total investment return at net asset value(3) (%)             27.17        19.32(4)     16.05         9.80        27.58       (8.15)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                241,700      279,425      303,067      381,591      484,196     421,455
Ratio of expenses to average net assets (%)                    1.48         1.48(5)      1.44         1.40         1.35        1.36
Ratio of net investment income (loss) to average
  net assets (%)                                              (0.46)       (0.73)(5)    (0.51)       (0.50)       (0.70)      (0.97)
Portfolio turnover rate (%)                                      68(6)        59          133          153(6)       183         162

-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                         12/95       10/96(1)     10/97      10/98        10/99      10/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                           $15.83      $19.25       $22.83     $23.70       $21.38     $23.74
Net investment income (loss)(2)                                 (0.26)      (0.26)       (0.27)     (0.25)       (0.31)     (0.37)
Net realized and unrealized gain (loss) on investments           4.37        3.84         3.42       2.09         5.38      (1.37)
Total from investment operations                                 4.11        3.58         3.15       1.84         5.07      (1.74)
Less distributions:
  Distributions from net realized gain on investments sold      (0.69)         --        (2.28)     (4.16)       (2.71)     (2.60)
Net asset value, end of period                                 $19.25      $22.83       $23.70     $21.38       $23.74     $19.40
Total investment return at net asset value(3) (%)               26.01       18.60(4)     15.33       9.04        26.70      (8.79)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                   15,913      25,474       36,430    217,448      312,046    238,996
Ratio of expenses to average net assets (%)                      2.31        2.18(5)      2.13       2.08         2.02       2.05
Ratio of net investment income (loss) to average
  net assets (%)                                                (1.39)      (1.42)(5)    (1.20)     (1.16)       (1.37)     (1.66)
Portfolio turnover rate (%)                                        68(6)       59          133        153(6)       183        162

------------------------------------------------------------------------------------------------------------------------------------
Class C -  period ended:                                                                   10/98(7)         10/99           10/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                      $21.43           $21.37          $23.73
Net investment income (loss)(2)                                                            (0.10)           (0.31)          (0.37)
Net realized and unrealized gain (loss) on investments                                      0.04             5.38           (1.37)
Total from investment operations                                                           (0.06)            5.07           (1.74)
Less distributions:
  Distributions from net realized gain on investments sold                                    --            (2.71)          (2.60)
Net asset value, end of period                                                            $21.37           $23.73          $19.39
Total investment return at net asset value(3) (%)                                          (0.28)(4)        26.72           (8.80)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                 152            1,457           3,325
Ratio of expenses to average net assets (%)                                                 2.10(5)          2.05            2.06
Ratio of net investment income (loss) to average net assets (%)                            (1.14)(5)        (1.36)          (1.71)
Portfolio turnover rate (%)                                                                  153(6)           183             162

(1) Effective October 31, 1996, the fiscal year end changed from December 31 to October 31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5)   Annualized.
(6)   Excludes merger activity.
(7)   Class C shares began operations on June 1, 1998.



                                                                FUND DETAILS  49

Large Cap Value Fund

Figures audited by Ernst & Young LLP.

-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                             8/95(1)   8/96     12/96(2)    12/97       12/98       12/99
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                              $11.42    $13.38    $15.07      $15.62      $19.32      $21.26
Net investment income (loss)(4)                                     0.21      0.19      0.05        0.12        0.16        0.09(3)
Net realized and unrealized gain (loss) on investments,
financial futures contracts and foreign currency transactions       1.95      1.84      2.15        5.57        2.85        7.80
Total from investment operations                                    2.16      2.03      2.20        5.69        3.01        7.89
Less distributions:
  Distributions from net investment income                         (0.20)    (0.19)    (0.08)      (0.07)      (0.14)         --
  Distributions from net realized gain on investments sold            --     (0.15)    (1.57)      (1.92)      (0.93)      (2.13)
  Total distributions                                              (0.20)    (0.34)    (1.65)      (1.99)      (1.07)      (2.13)
Net asset value, end of period                                    $13.38    $15.07    $15.62      $19.32      $21.26      $27.02
Total investment return at net asset value(5) (%)                  19.22     15.33     14.53(6)    36.71       15.94       37.89
Total adjusted investment return at net asset value(5,11) (%)         --        --        --          --       15.92          --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     130,183   139,548   163,154     303,313     421,218     604,214
Ratio of expenses to average net assets (%)                         1.30      1.17      1.22(7)     1.12        1.16(8)     1.17
Ratio of net investment income (loss) to average net assets (%)     1.82      1.28      0.85(7)     0.65        0.79(8)     0.40
Portfolio turnover rate (%)                                           99        74        26         102(9)       64         113

-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                               8/95(1)   8/96     12/96(2)    12/97       12/98       12/99
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $11.44    $13.41    $15.10      $15.66      $19.31      $21.20
Net investment income (loss)(4)                                       0.13      0.08      0.01       (0.02)       0.01       (0.07)
Net realized and unrealized gain (loss) on investments,
financial futures contracts and foreign currency transactions         1.96      1.85      2.14        5.60        2.84        7.75
Total from investment operations                                      2.09      1.93      2.15        5.58        2.85        7.68
Less distributions:
  Distributions from net investment income                           (0.12)    (0.09)    (0.02)      (0.01)      (0.03)         --
  Distributions from net realized gain on investments sold              --     (0.15)    (1.57)      (1.92)      (0.93)      (2.09)
  Total distributions                                                (0.12)    (0.24)    (1.59)      (1.93)      (0.96)      (2.09)
Net asset value, end of period                                      $13.41    $15.10    $15.66      $19.31      $21.20      $26.79
Total investment return at net asset value(5) (%)                    18.41     14.49     14.15(6)    35.80       15.05       36.95
Total adjusted investment return at net asset value(5,11) (%)           --        --        --          --       15.03          --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                       114,723   125,781   146,399     340,334     547,945     768,322
Ratio of expenses to average net assets (%)                           2.03      1.90      1.98(7)     1.87        1.91(8)     1.88
Ratio of net investment income (loss) to average net assets (%)       1.09      0.55      0.10(7)    (0.10)       0.05(8)    (0.31)
Portfolio turnover rate (%)                                             99        74        26         102(9)       64         113


50  FUND DETAILS

-----------------------------------------------------------------------------------------------------------------------------------
Class C - period ended:                                                                            12/98(10)               12/99
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                              $22.03                  $21.20
Net investment income (loss)(4)                                                                     0.03                   (0.09)
Net realized and unrealized gain (loss) on investments, financial futures
contracts and foreign currency transactions                                                         0.09                    7.77
Total from investment operations                                                                    0.12                    7.68
Less distributions:
  Distributions from net investment income                                                         (0.02)                     --
  Distributions from net realized gain on investments sold                                         (0.93)                  (2.09)
  Total distributions                                                                              (0.95)                  (2.09)
Net asset value, end of period                                                                    $21.20                  $26.79
Total investment return at net asset value(5) (%)                                                   0.83(6)                36.94
Total adjusted investment return at net asset value(5,11) (%)                                       0.82(6)                   --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                       4,711                  12,674
Ratio of expenses to average net assets (%)                                                         1.92(7,8)               1.92
Ratio of net investment income (loss) to average net assets (%)                                     0.28(7,8)              (0.40)
Portfolio turnover rate (%)                                                                           64                     113

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(2) Effective December 31, 1996, the fiscal year end changed from August 31 to December 31.
(3) Class A has net investment income, because of its relatively lower class expenses as compared to other share classes.
(4)   Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)   Not annualized.
(7)   Annualized.
(8) Reflects voluntary management fee reduction in effect during the year ended December 31, 1998. As a result of such fee reductions, expenses of Class A, Class B and Class C shares of the fund reflect reductions of less than $0.01 per share. Absent such reductions, the ratio of expenses to average net assets would have been 1.18%, 1.93% and 1.94% for Class A, Class B and Class C shares, respectively, and the ratio of net investment income to average net assets would have been 0.77%, 0.03% and 0.26% for Class A, Class B and Class C shares, respectively.
(9)   Portfolio turnover rate excludes merger activity.
(10)  Class C shares began operations on May 1, 1998.
(11) An estimated total return calculation which does not take into consideration fee reductions by the adviser during the periods shown.


                                                                FUND DETAILS  51

Mid Cap Growth Fund

Figures audited by PricewaterhouseCoopers LLP.


-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                          10/96        10/97        10/98        10/99        10/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                             $9.32       $10.92       $11.40        $9.11       $12.85
Net investment income (loss)(1)                                  (0.11)       (0.06)       (0.09)       (0.12)       (0.17)
Net realized and unrealized gain (loss) on investments            3.34         1.00        (0.89)        3.86         4.23
Total from investment operations                                  3.23         0.94        (0.98)        3.74         4.06
Less distributions:
  Distributions from net realized gain on investments sold       (1.63)       (0.46)       (1.31)          --        (0.88)
Net asset value, end of period                                  $10.92       $11.40        $9.11       $12.85       $16.03
Total investment return at net asset value(2) (%)                36.15         8.79        (9.40)       41.05        33.26
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                   156,578      141,997      101,138      112,082      176,352
Ratio of expenses to average net assets (%)                       1.59         1.59         1.59         1.60         1.46
Ratio of net investment income (loss) to average
net assets (%)                                                   (1.00)       (0.57)       (0.86)       (1.14)       (1.08)
Portfolio turnover rate (%)                                        240          317          168          153          146

-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                               10/96        10/97        10/98        10/99        10/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $9.19       $10.67       $11.03        $8.72       $12.22
Net investment income (loss)(1)                                       (0.18)       (0.13)       (0.15)       (0.18)       (0.27)
Net realized and unrealized gain (loss) on investments                 3.29         0.95        (0.85)        3.68         4.01
Total from investment operations                                       3.11         0.82        (1.00)        3.50         3.74
Less distributions:
  Distributions from net realized gain on investments sold            (1.63)       (0.46)       (1.31)          --        (0.88)
Net asset value, end of period                                       $10.67       $11.03        $8.72       $12.22       $15.08
Total investment return at net asset value(2) (%)                     35.34         7.84        (9.97)       40.14        32.30
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        238,901      204,812      134,188      145,816      240,763
Ratio of expenses to average net assets (%)                            2.29         2.28         2.27         2.23         2.16
Ratio of net investment income (loss) to average net assets (%)       (1.70)       (1.25)       (1.54)       (1.77)       (1.78)
Portfolio turnover rate (%)                                             240          317          168          153          146

-------------------------------------------------------------------------------------------------------
Class C - period ended:                                               10/98(3)      10/99      10/00
-------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $9.99         $8.72     $12.21
Net investment income (loss)(1)                                       (0.06)        (0.19)     (0.27)
Net realized and unrealized gain (loss) on investments                (1.21)         3.68       4.01
Total from investment operations                                      (1.27)         3.49       3.74
Less distributions:
  Distributions from net realized gain on investments sold               --            --      (0.88)
Net asset value, end of period                                        $8.72        $12.21     $15.07
Total investment return at net asset value(2) (%)                    (12.71)(4)     40.02      32.32
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                            100           276      5,208
Ratio of expenses to average net assets (%)                            2.29(5)       2.30       2.16
Ratio of net investment income (loss) to average net assets (%)       (1.66)(5)     (1.82)     (1.80)
Portfolio turnover rate (%)                                             168           153        146

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Class C shares began operations on June 1, 1998.
(4)   Not annualized.
(5)   Annualized.


52  FUND DETAILS

Small Cap Growth Fund

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                10/96(1)    10/97(1)    10/98(1)    10/99         10/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                   $9.02      $10.22      $12.35       $8.41        $12.65
Net investment income (loss)(2)                                        (0.09)      (0.07)      (0.08)      (0.12)        (0.14)
Net realized and unrealized gain (loss) on investments                  1.29        2.41       (1.34)       4.59          2.70
Total from investment operations                                        1.20        2.34       (1.42)       4.47          2.56
Less distributions:
  Distributions from net realized gain on investments sold                --       (0.21)      (2.52)      (0.23)        (1.51)
Net asset value, end of period                                        $10.22      $12.35       $8.41      $12.65        $13.70
Total investment return at net asset value(3) (%)                      13.27       23.35      (14.14)      54.41         21.69
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         218,497     209,384     179,700     266,886     1,000,218
Ratio of expenses to average net assets (%)                             1.32        1.29        1.36        1.34          1.28
Ratio of net investment income (loss) to average net assets (%)        (0.86)      (0.57)      (1.02)      (1.17)        (0.88)
Portfolio turnover rate (%)                                               44          96         103         104           104(7)

-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                               10/96(1)     10/97(1)     10/98(1)     10/99        10/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $8.70        $9.78       $11.72        $7.81       $11.64
Net investment income (loss)(2)                                       (0.15)       (0.14)       (0.15)       (0.18)       (0.23)
Net realized and unrealized gain (loss) on investments                 1.23         2.29        (1.24)        4.24         2.48
Total from investment operations                                       1.08         2.15        (1.39)        4.06         2.25
Less distributions:
  Distributions from net realized gain on investments sold               --        (0.21)       (2.52)       (0.23)       (1.51)
Net asset value, end of period                                        $9.78       $11.72        $7.81       $11.64       $12.38
Total investment return at net asset value(3) (%)                     12.48        22.44       (14.80)       53.31        20.79
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        451,268      472,594      361,992      478,468      948,701
Ratio of expenses to average net assets (%)                            2.05         2.02         2.07         2.03         2.03
Ratio of net investment income (loss) to average net assets (%)       (1.59)       (1.30)       (1.73)       (1.87)       (1.62)
Portfolio turnover rate (%)                                              44           96          103          104          104(7)

-----------------------------------------------------------------------------------------------------------------------------------
Class C - period ended:                                                10/98(4)         10/99         10/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                   $8.96            $7.81        $11.62
Net investment income (loss)(2)                                        (0.03)           (0.19)        (0.22)
Net realized and unrealized gain (loss) on investments                 (1.12)            4.23          2.47
Total from investment operations                                       (1.15)            4.04          2.25
Less distributions:
  Distributions from net realized gain on investments sold                --            (0.23)        (1.51)
Net asset value, end of period                                         $7.81           $11.62        $12.36
Total investment return at net asset value(3) (%)                     (12.83)(5)        53.05         20.83
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                             468            3,866        32,832
Ratio of expenses to average net assets (%)                             2.12(6)          2.09          2.02
Ratio of net investment income (loss) to average net assets (%)        (1.86)(6)        (1.94)        (1.62)
Portfolio turnover rate (%)                                              103              104           104(7)

(1) All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective May 1, 1998.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Class C shares began operations on June 1, 1998.
(5)   Not annualized.
(6)   Annualized.
(7)   Portfolio turnover rate excludes merger activity.


                                                                FUND DETAILS  53

Small Cap Value Fund

Figures audited by Ernst & Young LLP.

-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                      12/95    12/96    12/97    10/98(1)    10/99     10/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                         $8.99   $10.39   $10.32   $12.27      $10.82    $17.27
Net investment income (loss)(2)                                               0.21     0.14     0.06     0.02       (0.09)    (0.18)
Net realized and unrealized gain (loss) on investments                        1.60     1.17     2.52    (1.47)       6.67      6.35
Total from investment operations                                              1.81     1.31     2.58    (1.45)       6.58      6.17
Less distributions:
  Dividends from net investment income                                       (0.20)   (0.14)   (0.03)      --          --        --
  Distributions from net realized gain on investments sold                   (0.21)   (1.24)   (0.60)      --       (0.13)    (1.37)
  Total distributions                                                        (0.41)   (1.38)   (0.63)      --       (0.13)    (1.37)
Net asset value, end of period                                              $10.39   $10.32   $12.27   $10.82      $17.27    $22.07
Total investment return at net asset value(3) (%)                            20.26    12.91    25.25   (11.82)(4)   61.39     37.75
Total adjusted investment return at net asset value(3,5) (%)                 19.39    12.20    24.65   (12.33)(4)   61.24        --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                12,845   15,853   20,961   22,528      51,746   276,104
Ratio of expenses to average net assets (%)                                   0.98     0.99     0.99     1.01(6)     1.39      1.36
Ratio of adjusted expenses to average net assets(7) (%)                       1.85     1.70     1.59     1.62(6)     1.54        --
Ratio of net investment income (loss) to average net assets (%)               2.04     1.31     0.47     0.25(6)    (0.67)    (0.77)
Ratio of adjusted net investment income (loss) to average net assets(7) (%)   1.17     0.60    (0.13)   (0.36)(6)   (0.82)       --
Portfolio turnover rate (%)                                                      9       72      140       69         140        36
Fee reduction per share(2) ($)                                                0.09     0.08     0.07     0.06        0.02        --

-----------------------------------------------------------------------------------------------------------------------------------
Class B -  period ended:                                              12/95    12/96    12/97    10/98(1)     10/99      10/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $9.00   $10.38   $10.31   $12.21       $10.71     $16.98
Net investment income (loss)(2)                                        0.12     0.07    (0.03)   (0.04)       (0.18)     (0.31)
Net realized and unrealized gain (loss) on investments                 1.59     1.17     2.53    (1.46)        6.58       6.21
Total from investment operations                                       1.71     1.24     2.50    (1.50)        6.40       5.90
Less distributions:
  Dividends from net investment income                                (0.12)   (0.07)      --       --           --         --
  Distributions from net realized gain on investments sold            (0.21)   (1.24)   (0.60)      --        (0.13)     (1.37)
  Total distributions                                                 (0.33)   (1.31)   (0.60)      --        (0.13)     (1.37)
Net asset value, end of period                                       $10.38   $10.31   $12.21   $10.71       $16.98     $21.51
Total investment return at net asset value(3) (%)                     19.11    12.14    24.41   (12.29)(4)    60.33      36.73
Total adjusted investment return at net asset value(3,5) (%)          18.24    11.43    23.81   (12.80)(4)    60.18         --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         16,994   22,097   35,033   30,637       75,103    249,040
Ratio of expenses to average net assets (%)                            1.73     1.69     1.69     1.71(6)      2.06       2.06
Ratio of adjusted expenses to average net assets(7) (%)                2.60     2.40     2.29     2.32(6)      2.21         --
Ratio of net investment income (loss) to average net assets (%)        1.21     0.62    (0.24)   (0.45)(6)    (1.34)     (1.38)
Ratio of adjusted net investment income (loss) to average
net assets(7) (%)                                                      0.34    (0.09)   (0.84)   (1.06)(6)    (1.49)        --
Portfolio turnover rate (%)                                               9       72      140       69          140         36
Fee reduction per share(2) ($)                                         0.09     0.08     0.07     0.06         0.02         --


54  FUND DETAILS

-----------------------------------------------------------------------------------------------------------------------------------
Class C -  period ended:                                                              10/98(8)         10/99           10/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                 $13.39           $10.71          $16.97
Net investment income (loss)(2)                                                       (0.03)           (0.19)          (0.34)
Net realized and unrealized gain (loss) on investments                                (2.65)            6.58            6.25
Total from investment operations                                                      (2.68)            6.39            5.91
Less distributions:
  Distributions from net realized gain on investments sold                               --            (0.13)          (1.37)
Net asset value, end of period                                                       $10.71           $16.97          $21.51
Total investment return at net asset value(3) (%)                                    (20.01)(4)        60.24           36.82
Total adjusted investment return at net asset value(3,5) (%)                         (20.32)(4)        60.09              --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                           $422           $3,774         $49,003
Ratio of expenses to average net assets (%)                                            1.71(6)          2.09            2.07
Ratio of adjusted expenses to average net assets(7) (%)                                2.32(6)          2.25              --
Ratio of net investment income (loss) to average net assets (%)                       (0.54)(6)        (1.43)          (1.50)
Ratio of adjusted net investment income (loss) to average net assets(7) (%)           (1.15)(6)        (1.58)             --
Portfolio turnover rate (%)                                                              69              140              36
Fee reduction per share(2) ($)                                                         0.04             0.02              --

(1) Effective October 31, 1998, the fiscal year end changed from December 31 to October 31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8)   Class C shares began operations on May 1, 1998.



                                                                FUND DETAILS  55

Sovereign Investors Fund

Figures audited by Ernst & Young LLP.

-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                              12/95       12/96         12/97         12/98         12/99
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $14.24      $17.87        $19.48        $22.41        $24.23
Net investment income (loss)                                          0.40        0.36(1)       0.32(1)       0.31(1)       0.30(1)
Net realized and unrealized gain (loss) on investments                3.71        2.77          5.31          3.11          1.11
Total from investment operations                                      4.11        3.13          5.63          3.42          1.41
Less distributions:
  Dividends from net investment income                               (0.40)      (0.36)        (0.32)        (0.31)        (0.35)
  Distributions from net realized gain on investments sold           (0.08)      (1.16)        (2.38)        (1.29)        (0.78)
  Total distributions                                                (0.48)      (1.52)        (2.70)        (1.60)        (1.13)
Net asset value, end of period                                      $17.87      $19.48        $22.41        $24.23        $24.51
Total investment return at net asset value(2) (%)                    29.15       17.57         29.14         15.62          5.91
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     1,280,321   1,429,523     1,748,490     1,884,460     1,787,615
Ratio of expenses to average net assets (%)                           1.14        1.13          1.06          1.03          1.05
Ratio of net investment income (loss) to average net assets (%)       2.45        1.86          1.44          1.33          1.21
Portfolio turnover rate (%)                                             46          59            62            51            64

-----------------------------------------------------------------------------------------------------------------------------------
Class B -  period ended:                                                    12/95      12/96      12/97       12/98      12/99
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                       $14.24     $17.86     $19.46      $22.38     $24.20
Net investment income (loss)(1)                                              0.27       0.21       0.16        0.14       0.13
Net realized and unrealized gain (loss) on investments                       3.71       2.77       5.29        3.11       1.11
Total from investment operations                                             3.98       2.98       5.45        3.25       1.24
Less distributions:
  Dividends from net investment income                                      (0.28)     (0.22)     (0.15)      (0.14)     (0.18)
  Distributions from net realized gain on investments sold                  (0.08)     (1.16)     (2.38)      (1.29)     (0.78)
  Total distributions                                                       (0.36)     (1.38)     (2.53)      (1.43)     (0.96)
Net asset value, end of period                                             $17.86     $19.46     $22.38      $24.20     $24.48
Total investment return at net asset value(2) (%)                           28.16      16.67      28.14       14.79       5.20
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                              257,781    406,523    610,976     790,277    819,537
Ratio of expenses to average net assets (%)                                  1.90       1.91       1.83        1.79       1.73
Ratio of net investment income (loss) to average net assets (%)              1.65       1.10       0.67        0.58       0.54
Portfolio turnover rate (%)                                                    46         59         62          51         64

-----------------------------------------------------------------------------------------------------------------------------------
Class C -  period ended:                                                                               12/98(3)            12/99
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                                  $24.43              $24.22
Net investment income (loss)(1)                                                                         0.13                0.13
Net realized and unrealized gain (loss) on investments                                                  1.07                1.10
Total from investment operations                                                                        1.20                1.23
Less distributions:
  Distributions from net investment income                                                             (0.12)              (0.17)
  Distributions from net realized gain on investments sold                                             (1.29)              (0.78)
  Total distributions                                                                                  (1.41)              (0.95)
Net asset value, end of period                                                                        $24.22              $24.50
Total investment return at net asset value(2) (%)                                                       5.18(4)             5.17
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                           4,627              10,591
Ratio of expenses to average net assets (%)                                                             1.67(5)             1.75
Ratio of net investment income to average net assets (%)                                                0.84(5)             0.51
Portfolio turnover rate (%)                                                                               51                  64

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Class C shares began operations on May 1, 1998.
(4)   Not annualized.
(5)   Annualized.


56  FUND DETAILS

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock equity funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public
Reference Room in Washington, DC.
For access to the Reference Room call
1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO] John Hancock(R)

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603


Mutual Funds
Institutional Services
Private Managed Accounts
Insurance Services


(C)2001 JOHN HANCOCK FUNDS, INC.                                     EQTPN  3/01

                                                                    John Hancock
                                                            Large Cap Value Fund

                                                           Institutional Class I


                                                                      Prospectus

                                                                   March 1, 2001

--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                        [LOGO] John Hancock(R)
                                                      --------------------------
                                                          JOHN HANCOCK FUNDS

Contents

--------------------------------------------------------------------------------

A summary of the fund's goals,     Large Cap Value Fund                      4
strategies, risks, performance
and expenses.

Policies and instructions for      Your account
opening, maintaining and
closing an account.                Who can buy shares                        6
                                   Opening an account                        6
                                   Buying shares                             7
                                   Selling shares                            8
                                   Transaction policies                     10
                                   Dividends and account policies           10
                                   Business structure                       11

                                   For more information             back cover

Large Cap Value Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital. To pursue this goal, the fund normally invests at least 65% of assets in stocks of large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Stock Index, which was $0.8 billion to $455.8 billion as of January 31, 2001).


In managing the portfolio, the managers emphasize a value-oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that are selling at what appear to be substantial discounts to their long-term intrinsic and "franchise" values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The fund manages risk by typically holding between 50 and 150 large companies that are diversified across industry sectors. The management team also uses fundamental financial analysis to identify individual companies with substantial cash flows, reliable revenue streams, superior competitive positions and strong management.

The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

In selecting bonds of any maturity, the managers look for the most favorable risk/return ratios. The fund may invest up to 15% of net assets in junk bonds rated as low as CC/Ca and their unrated equivalents.

The fund may invest up to 25% of assets in foreign securities (35% during adverse U.S. market conditions). The fund may also make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS


Timothy E. Quinlisk, CFA
---------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1998
Analyst at Hagler, Mastrouita
  & Hewitt (1997-1998)
Analyst at State Street Global
  Advisors (1995-1997)
Began business career in 1985


James S. Yu, CFA
---------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 2000
Analyst at Merrill Lynch Asset
  Management (1998-2000)
Analyst at Gabelli & Company
  (1995-1998)
Began business career in 1990

R. Scott Mayo, CFA
---------------------------------
Second vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Morgan Stanley (1998)
Analyst at Grantham, Mayo
  & Van Otterloo (1993-1996)
Began business career in 1993

PAST PERFORMANCE


[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. Since the Class I shares have no operational history, the year-by-year and average annual figures are for Class A shares which are offered in a separate prospectus. Annual returns should be substantially similar since all classes invest in the same portfolio. Class I shares have no sales charges and lower expenses than the Class A shares. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1991   1992    1993     1994    1995    1996    1997    1998    1999    2000

32.29%  6.02%   9.74%   -8.49%  36.74%  22.21%  36.71%  15.94%  37.89%  -2.93%

Best quarter: Q4 '99, 31.65% Worst quarter: Q3 '98, -12.95%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                            1 year    5 year   10 year
Class A                                     -7.77%    19.75%   16.85%
Class I - no operational history            --        --       --
Index                                       -9.10%    18.33%   17.46%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS


[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.


The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, value stocks could underperform growth stocks. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.


o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class I is new, its expenses are based on Class A expenses, adjusted to reflect any changes.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                         0.625%
Other expenses                                                         0.125%
Total fund operating expenses                                          0.75%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                                   Year 1   Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class I                                    $77      $240     $417     $930

FUND CODES


-----------------------------
Ticker             --
CUSIP              41013P608
Newspaper          --
SEC number         811-0560
JHfund number      537

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES


Class I shares are offered without any sales charge to certain types of investors, as noted below:


o     Retirement and other benefit plans not affiliated with the adviser.

o     Certain trusts, endowment funds and foundations.

o     Banks and insurance companies buying shares for their own account.

o     Investment companies not affiliated with the adviser.

o     Any entity that is considered a corporation for tax purposes.

o Any state, county or city, or its instrumentality, department, authority or agency.

o Retirement plans of the adviser and its affiliates, including the adviser's affiliated brokers.

John Hancock Funds may pay significant compensation out of its own resources to your broker.

Your broker or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine if you are eligible, referring to "Who can buy shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $250,000, unless you invest an aggregate of at least $1 million in any of the institutional funds or any Class I shares. There is no minimum investment for plans with at least 350 eligible employees.

4 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. If you have questions or need more details, please contact Signature Services at 1-800-755-4371.

5 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

6     Make your initial investment using the table on the next page.


6 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
               Opening an account                 Adding to an account

By check

[Clip Art]     o  Make out a check for the        o  Make out a check for the
                  investment amount,                 investment amount
                  payable to "John Hancock           payable to "John Hancock
                  Signature Services,                Signature Services,
                  Inc."                              Inc."

               o  Mail your check and             o  Fill out the detachable
                  completed application              investment slip from an
                  to Signature Services              account statement. If no
                  (address below).                   slip is available,
                                                     include a note
                                                     specifying the fund
                                                     name(s), your account
                                                     number and the name(s)
                                                     in which the account is
                                                     registered.

                                                  o  Mail your check and
                                                     investment slip or note
                                                     to Signature Services
                                                     (address below).

By exchange

[Clip Art]     o  Call Signature Services         o  Call Signature Services
                  to request an exchange.            to request an exchange.
                  You may only exchange              You may only exchange
                  for shares of other                for shares of other
                  institutional funds or             institutional funds or
                  other Class I shares.              other Class I shares.


By wire

[Clip Art]     o  Mail your completed             o  Instruct your bank to
                  application to Signature           wire the amount of your
                  Services.                          investment to:
                                                       First Signature Bank
               o  Obtain your account                  & Trust
                  number by calling                    Account # 900022260
                  Signature Services.                  Routing # 211475000

               o  Instruct your bank to           Specify the fund name(s),
                  wire the amount of your         your account number and the
                  investment to:                  name(s) in which the
                    First Signature Bank          account is registered. Your
                    & Trust                       bank may charge a fee to
                    Account # 900022260           wire funds.
                    Routing # 211475000

               Specify the fund name(s),
               the new account number and
               the name(s) in which the
               account is registered. Your
               bank may charge a fee to
               wire funds.

By phone

[Clip Art]     See "By wire" and "By              o  Verify that your bank or
               exchange."                            credit union is a member
                                                     of the Automated
                                                     Clearing House (ACH)
                                                     system.

                                                  o  Complete the "Invest By
                                                     Phone" and "Bank
                                                     Information" sections on
                                                     your account
                                                     application.

                                                  o  Call Signature Services
                                                     to verify that these
                                                     features are in place on
                                                     your account.

                                                  o  Tell the Signature
                                                     Services representative
                                                     the fund name(s), your
                                                     account number, the
                                                     name(s) in which the
                                                     account is registered
                                                     and the amount of your
                                                     investment.

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 2000
Boston, MA 02217-2000

Phone Number: 1-800-755-4371
------------------------------------------



                                                                  YOUR ACCOUNT 7

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
               Designed for                  To sell some or all of your shares

By letter

[Clip Art]     o  Sales of any amount;       o  Write a letter of
                  however, sales of $5          instruction indicating
                  million or more must be       the fund name, your
                  made by letter.               account number, the
                                                name(s) in which the
                                                account is registered
                                                and the dollar value or
                                                number of shares you
                                                wish to sell.

                                             o  Include all signatures
                                                and any additional
                                                documents that may be
                                                required (see next
                                                page).

                                             o  Mail the materials to
                                                Signature Services.

                                             o  A check will be mailed
                                                to the name(s) and
                                                address in which the
                                                account is registered,
                                                or otherwise according
                                                to your letter of
                                                instruction.

By phone

[Clip Art]     o  Sales of up to $5          o  For automated service 24
                  million.                      hours a day using your
                                                touch-tone phone, call
                                                the EASI-Line at
                                                1-800-597-1897.

                                             o  To place your request
                                                with a representative at
                                                John Hancock Funds, call
                                                Signature Services
                                                between 8 a.m. and 4
                                                p.m. Eastern Time on
                                                most business days.

                                             o  Redemption proceeds of
                                                up to $100,000 may be
                                                sent by wire or by
                                                check. A check will be
                                                mailed to the exact
                                                name(s) and address on
                                                the account. Redemption
                                                proceeds exceeding
                                                $100,000 must be wired
                                                to your designated bank
                                                account.

By wire or electronic funds transfer (EFT)

[Clip Art]     o  Requests by letter to      o  To verify that the
                  sell any amount.              telephone redemption
                                                privilege is in place on
               o  Requests by phone to          an account, or to
                  sell up to $5 million         request the forms to add
                  (accounts with telephone      it to an existing
                  redemption privileges).       account, call Signature
                                                Services.

                                             o  Amounts of $5 million or
                                                more will be wired on
                                                the next business day.

                                             o  Amounts up to $100,000
                                                may be sent by EFT or by
                                                check. Funds from EFT
                                                transactions are
                                                generally available by
                                                the second business day.
                                                Your bank may charge a
                                                fee for this service.

By exchange

[Clip Art]     o  Sales of any amount.       o  Obtain a current
                                                prospectus for the fund
                                                into which you are
                                                exchanging by calling
                                                Signature Services.

                                             o  Call Signature Services
                                                to request an exchange.
                                                You may only exchange
                                                for shares of other
                                                institutional funds or
                                                other Class I shares.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


8 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares and are requesting payment by check

o     you are selling more than $5 million worth of shares

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                       Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of corporate, sole                    o  Letter of instruction.
proprietorship, general partner
or association accounts.                     o  Corporate business/organization
                                                resolution, certified within the
                                                past 12 months, or a John
                                                Hancock Funds business/
                                                organization certification form.

                                             o  On the letter and the
                                                resolution, the signature of the
                                                person(s) authorized to sign for
                                                the account.

                                             o  Signature guarantee if
                                                applicable (see above).


Retirement plan or pension trust             o  Letter of instruction.
accounts.
                                             o  On the letter, the signature(s)
                                                of the trustee(s).

                                             o  Copy of the trust document
                                                certified within the past 12
                                                months or a John Hancock Funds
                                                trust certification form.

                                             o  Signature guarantee if
                                                applicable (see above).

Account types not listed above.              o  Call 1-800-755-4371 for
                                                instructions.


-----------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 2000
Boston, MA 02217-2000

Phone Number: 1-800-755-4371
-----------------------------------------



                                                                 YOUR ACCOUNT 9

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for the fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time). The fund uses market prices in valui ng portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occuring after the close of a foreign market. The fund may trade foreign stock or other portfolio securities on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one institutional fund for shares of any other institutional fund or other Class I shares. The registration for both accounts involved must be identical.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.


Certificated shares The fund no longer issues share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.


Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every month

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.


Dividends The fund declares and pays any income dividends annually. Capital gains, if any, are distributed annually.


Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


10 YOUR ACCOUNT

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Special investment privilege If you sell your shares as a result of withdrawing from your retirement plan, you will not be able to withdraw the proceeds and reinvest them in fund shares. However, you can reinvest in Class A shares of any John Hancock fund without paying a front-end sales charge. This privilege is available whether you reinvest into a taxable account or roll the proceeds into an IRA. If you reinvest in a taxable account, you may be subject to 20% tax withholding on the amount of your distribution.

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees have the power to change the fund's investment goals without shareholderapproval.

The investment adviser John Hancock Advisers, Inc., 101 Huntington Avenue, Boston, MA 02199-7603.

Management fees For the period ended December 31, 1999, the fund paid the investment adviser management fees at an annual rate of 0.625% of average net assets.


                                                                 YOUR ACCOUNT 11

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on the John Hancock Large Cap Value Fund:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:


By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 2000
Boston, MA 02217-2000


By phone: 1-800-755-4371

By EASI-Line: 1-800-597-1897

By TDD: 1-800-462-0825

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfosec.gov
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO] John Hancock(R)

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603


Mutual Funds
Institutional Services
Private Managed Accounts
Insurance Services


(C)2001 JOHN HANCOCK FUNDS, INC.                                     501PN  3/01

                        JOHN HANCOCK LARGE CAP VALUE FUND

                                 Class I Shares
                       Statement of Additional Information

                                  March 1, 2001

This Statement of Additional Information provides information about John Hancock Large Cap Value Fund (the "Fund"), in addition to the Fund's current prospectus for Class I shares (the "Prospectus"). The Fund is a diversified series of John Hancock Investment Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston, MA 02217-1000
                                 1-800-225-5291

                                Table of Contents

                                                                            Page
Organization of the Fund.................................................      2
Investment Objective and Policies........................................      2
Investment Restrictions..................................................     14
Those Responsible for Management.........................................     16
Investment Advisory and Other Services...................................     21
Distribution Contracts...................................................     23
Sales Compensation.......................................................     24
Net Asset Value..........................................................     24
Special Redemptions......................................................     25
Description of the Fund's Shares.........................................     25
Tax Status...............................................................     26
Calculation of Performance...............................................     31
Brokerage Allocation.....................................................     32
Transfer Agent Services..................................................     35
Custody of Portfolio.....................................................     35
Independent Auditors.....................................................     35
Appendix A- Description of Investment Risk...............................    A-1
Appendix B-Description of Bond Ratings...................................    B-1
Financial Statements.....................................................    F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under a Declaration of Trust dated December 12, 1984. Prior to May 1, 1999, the Fund was called John Hancock Growth and Income Fund.

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company)(the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risk. The investment objective is non-fundamental. There is no assurance that the Fund will achieve its investment objective.

The investment objective of the Fund is to obtain the highest total return, a combination of capital appreciation and current income, consistent with reasonable safety of capital. The Fund seeks to achieve its objective by allocating its assets between equity and fixed-income securities, including money market instruments. The Fund is designed primarily, but not exclusively, for the long-term investor as a base or central investment which may be termed a "core portfolio." There is no limitation as to the proportion of the Fund's portfolio which may be invested in any type of security. The Fund does not intend to concentrate its investments in any particular industry. Depending upon the judgment of the Adviser as to general market and economic conditions and other factors, the Fund may emphasize growth-oriented or income-oriented investments at different times and in varying degrees in pursuit of its objective.

Under normal circumstances, the Fund invests primarily in stocks. Equity investments will consist of common and preferred stocks which have yielded their holders a dividend return within the preceding twelve months and have the potential to increase dividends in the future; however, non-income producing securities may be held for anticipated increase in value.

The Fund may invest in U.S. Government and Agency securities, mortgage backed securities and corporate bonds, notes and other debt securities of any maturity.

In selecting equity securities for the Fund, the Adviser emphasizes issuers whose equity securities trade at valuation ratios lower than comparable issuers or the Standard & Poor's Composite Index. Some of the valuation tools used include price to earnings, price to cash flow and price to sales ratios and earnings discount models. The Fund's portfolio will also include securities that the Adviser considers to have the potential for capital appreciation, due to potential recognition of earnings power or asset value which is not fully reflected in the securities' current market value. The Adviser attempts to identify investments which possess characteristics, such as high relative value, intrinsic value, going concern value, net asset value and replacement book value, which are believed to limit sustained downside price risk, generally referred to as the "margin of safety" concept. The Adviser also considers an issuer's financial strength, competitive position, projected future earnings and dividends and other investment criteria.

The Fund's investment policy reflects the Adviser's belief that while the securities markets tend to be efficient, sufficiently persistent price anomalies exist which the strategically disciplined active equity manager can exploit in seeking to achieve an above-average rate of return.

Each of the investment practices described in the following section, unless otherwise specified, is deemed to be a fundamental policy and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.

Investment in Foreign Securities. As a matter of non-fundamental policy the Fund may invest up to 25% (and up to 35% during time of adverse U.S. market conditions) of its total assets in securities of foreign issuers including securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may include debt and equity securities of corporate and governmental issuers in countries with emerging economies or securities markets. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United State's economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiently and balance of payments position.

The dividends in some cases, capital gains and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing less established markets and economies. Political, legal and economic structure in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Lower Rated High Yield "High Risk" Debt Obligations. As a matter of nonfundamental policy, the Fund may invest up to 15% of its net assets in high yielding, fixed income instruments below investment grade; that is, securities rated as low as Ca by Moody's Investors Service, Inc. ("Moody's") or CC by Standard & Poor's Ratings Group S&P.

Securities rated lower than Baa by Moody's or BBB by Standard & Poor's are sometimes referred to as junk bonds. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The credit ratings of Moody's and Standard & Poor's, such as those ratings described here, may not be changed by Moody's and Standard & Poor's in a timely fashion to reflect subsequent economic events. The credit ratings or securities do not reflect an evaluation of market risk. Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the issuer's ability to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond more to short-term corporate and market developments than do those of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its on going debt obligations. The Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions.

Reduced volume and liquidity in the high yield high risk bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investment in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities. Increasing rate note securities are typically refinanced by the issuers within a short period of time. The Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. The Fund also may invest in zero coupon bonds, which have a determined interest rate, but payment of the interest is deferred until maturity of the bonds. Both types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Government Securities. As a matter of nonfundamental policy, the Fund's investments in fixed income securities may include U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Short-Term Bank and Corporate Obligations. As a matter of nonfundamental policy, the Fund's investments in short-term investment grade securities may include depository-type obligations of banks and savings and loan associations and other high quality money market instruments consisting of short-term obligations of the U.S. Government or its agencies and commercial paper rated at least P-1 by Moody's or A-1 by Standard & Poor's. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Depository-type obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Repurchase Agreements. In a repurchase agreement the Fund buy a security for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period, as well as the expense of enforcing its rights. The Fund will not invest in a repurchase agreement maturing in more than seven days, if such investment, together with other illiquid securities held by the Fund (including restricted securities) would exceed 10% of the Fund's net assets.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, an amount at least equal to the repurchase process of the securities (plus any accrued interest thereon) under such agreements. The Fund will not enter into reverse repurchase agreements exceeding in the aggregate 33 1/3% of the market value of its total net assets. In addition, the Fund will not purchase additional securities while any borrowings are outstanding. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund will not invest more than 10% of its total assets in securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), including commercial paper issued in reliance on section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 10% of its net assets in illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific section 4(2) paper or Rule 144A securities, that are liquid, they will not be subject to the 10% limit on illiquid investments. The Trustees have adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, or on any securities index based on securities in which it may invest or any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options or securities and securities indices to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired. The Fund may purchase and write currency options only for hedging purposes.

The Fund will not purchase a call or put option if as a result the premium paid for the option, together with premiums paid for all other stock options and options on stock indexes then held by the Fund, exceed 10% of the Fund's total net assets. In addition, the Fund may not write put options on securities or securities indices with aggregate exercise prices in excess of 50% of the Fund's total net assets measured at the Fund's net asset value at the time the option is written.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

The Fund may not write uncovered options. The Fund will write listed and over-the-counter call options only if they are covered, which means that the Fund owns or has the immediate right to acquire the securities underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by the Fund may also be "covered" if the Fund holds in a share-for-share basis a covering call on the same securities where (i) the exercise price of the covering call held is
(a) equal to the exercise price of the call written or (b) greater than the exercise price of the call written, if the difference is maintained by the Fund in cash, U.S. Treasury bills or high grade liquid debt obligations in a segregated account with the Fund's custodian, and (ii) the covering call expires at the same time as the call written.

The Fund will write put options on indices only if they are covered by segregating with the Fund's custodian an amount of cash or short-term investments equal to the aggregate exercise prices of such put options or an offsetting option. In additional, the Fund will write call options on indices only if, on the date on which any such options is written, it holds securities qualified to serve as "cover" under the applicable rules of national securities exchanges or maintains in a segregated account an amount of cash or short-term investments equal to the aggregate exercise price of such call options with a value at least equal to the value of the index times the multiplier or an offsetting option.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees. In addition, the Fund will acquire only those OTC options for which management believes the Fund can receive on each business day two separate bids or offers (one of which will be from an entity other than a party to the option) or those options valued by an independent pricing service. Each Fund will write and purchase OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. The Fund may not lend portfolio securities having a total value exceeding 33% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increase the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock. No such purchase will be made by the Fund, however, if the Fund's holdings of warrants (valued at lower of cost or market) would exceed 5% of the value of the Fund's net assets as a result of the purchase. In addition, the Fund will not purchase rights or warrants which is not listed on the New York or American Stock Exchange of the purchase would result in the Fund's only unlisted warrants on an amount exceed of 2% of its net assets.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. As a matter of nonfundamental policy, the Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing the Fund's portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting by more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

         The Fund may not:

         1. Invest in real estate (including interests in real estate investment trusts).

         2. Invest in a company having a record of less than three years' continuous operation, which may include the operations of any predecessor company or enterprise to which the company has succeeded by merger, consolidation, reorganization or purchase of assets.

         3. Invest in commodities or in commodity contracts or in puts, calls, or combinations of both except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward commitments, forward foreign currency exchange contracts, interest rate or currency swaps, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         4. Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

         5.       Buy securities on margin or sell short.

         6. Purchase securities of a company in which any officer or trustee of the Trust or the Adviser owns beneficially more than of 1% of the securities of such company and all such officers and trustees own beneficially in the aggregate more than 5% of the securities of such company.

         7. Borrow money except for temporary or emergency purposes, and then not in excess of 10% of its gross assets taken at cost. Assets taken at market may not be pledged to an extent greater than 15% of gross assets taken at cost (although this would permit the Fund to pledge, mortgage or hypothecate its portfolio securities to the extent that the percentage of pledged securities would exceed 10% of the offering price of the Fund's shares, it will not do so as a matter of operating policy in order to comply with certain state statutes or investment restrictions); any such loan must be from a bank and the value of the Fund's assets, including the proceeds of the loan, less other liabilities of the Fund, must be at least three times the amount of the loan. The borrowing restriction set forth above does not prohibit the use of reverse repurchase agreements, in an amount (including any borrowings) not to exceed 33 1/3% of total assets.

         8. Make loans to any of its officers or trustees, or to any firms, corporations or syndicates in which officers or trustees of the Trust have an aggregate interest of 10% or more. It is the intention of the Trust not to make loans of any nature, except the Fund may enter into repurchase agreements and lend its portfolio securities (as permitted by the Investment Company Act of 1940) as referred to under "Investment Objectives and Policies" above. In addition, the purchase of a portion of an issue of a publicly issued corporate debt security is not considered to be the making of a loan.

         9. Purchase any securities, other than obligations of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if as a result of such purchase more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in any one industry.

         10. Issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder; except insofar as the Fund may be deemed to have issued a senior security by reason of entering into a repurchase agreement or engaging in permitted borrowings.

         11. Purchase securities which will result in the Fund's holdings of the issuer thereof to be more than 5% of the value of the Fund's total assets (exclusive of U.S. Government securities).

         12. Purchase more than 10% of the voting securities of any class of securities of any one issuer.

Nonfundamental Investment Restriction. The following restrictions are designated as nonfundamental and may be changed by the Trustees without the shareholder approval.

The Fund may not purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

The fund may not purchase securities while outstanding borrowings exceed 5% of the fund's total assets.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Fund  will  invest  only in  countries  on the  Adviser's  Approved  Country
Listing.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or directors of the Fund's Adviser and/or Subadviser, or officers and/or directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                               Positions Held              Principal Occupation(s)
Name and Address               With the Company            During the Past Five Years
----------------               ----------------            --------------------------

Stephen L. Brown*              Trustee and Chairman        Chairman and Director, John Hancock
John Hancock Place                                         Life Insurance Company (CEO until
P.O. Box 111                                               June 2000), John Hancock Financial
Boston, MA 02117                                           Services, Inc. (CEO until June
July 1937                                                  2000); John Hancock Advisers, Inc.
                                                           (the Adviser), John Hancock Funds,
                                                           Inc. (John Hancock Funds), The
                                                           Berkeley Financial Group, Inc. (The
                                                           Berkeley Group); Director, John
                                                           Hancock Subsidiaries, Inc.; John
                                                           Hancock Signature Services, Inc.
                                                           (Signature Services) (until January
                                                           1997); John Hancock Insurance
                                                           Agency, Inc.; (Insurance Agency),
                                                           (until May 1999); Independence
                                                           Investment Associates, Inc.,
                                                           Independence International
                                                           Associates, Inc,, Independence
                                                           Fixed Income Associates, Inc.;
                                                           Insurance Marketplace Standards
                                                           Association, Committee for Economic
                                                           Development, Ionics, Inc. (since
                                                           June 2000), Aspen Technology, Inc.
                                                           (since June 2000), Jobs for
                                                           Massachusetts, Federal Reserve Bank
                                                           of Boston (until March 1999);
                                                           Financial Institutions Center
                                                           (until May 1996), Freedom Trail
                                                           Foundation (until December 1996)
                                                           Beth Israel Hospital and
                                                           Corporation (until November 1996);
                                                           Director and Member (Beth
                                                           Israel/Deaconess Care Group),
                                                           Member, Commercial Club of Boston,
                                                           President (until April 1996);
                                                           Trustee, Wang Center for the
                                                           Performing Arts, Alfred P. Sloan
                                                           Foundation, John Hancock Asset
                                                           Management (until March 1997);
                                                           Member, Boston Compact Committee,
                                                           Mass. Capital Resource Company;
                                                           Chairman, Boston Coordinating
                                                           Committee ("The Vault") (until
                                                           April 1997).

Maureen R. Ford *              Trustee, Vice Chairman,     President, Broker/Dealer
101 Huntington Avenue          President and Chief         Distributor, John Hancock Life
Boston, MA  02199              Executive Officer (1,2)     Insurance Company; Vice Chairman,
December 1953                                              Director, President and Chief
                                                           Executive Officer, the Adviser and
                                                           The Berkeley Group; Vice Chairman,
                                                           Director and Chief Executive
                                                           Officer, John Hancock Funds;
                                                           Chairman, Director and President,
                                                           Insurance Agency, Inc.; Chairman,
                                                           Director and Chief Executive
                                                           Officer, Sovereign Asset Management
                                                           Corporation (SAMCorp.); Senior Vice
                                                           President, MassMutual Insurance Co.
                                                           (until 1999); Senior Vice
                                                           President, Connecticut Mutual
                                                           Insurance Co. (until 1996).


-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       17


                               Positions Held              Principal Occupation(s)
Name and Address               With the Company            During the Past Five Years
----------------               ----------------            --------------------------

James F. Carlin                Trustee                     Chairman and CEO, Carlin
101 Huntington Avenue                                      Consolidated, Inc.
Boston, MA  02199                                          (management/investments); Director,
April 1940                                                 Arbella Mutual (insurance), Health
                                                           Plan Services, Inc., Massachusetts
                                                           Health and Education Tax Exempt
                                                           Trust, Flagship Healthcare, Inc.,
                                                           Carlin Insurance Agency, Inc., West
                                                           Insurance Agency, Inc. (until May
                                                           1995), Uno Restaurant Corp.;
                                                           Chairman, Massachusetts Board of
                                                           Higher Education (until July 1999).

William H. Cunningham          Trustee                     Chancellor, University of Texas
101 Huntington Avenue                                      System and former President of the
Boston, MA  02199                                          University of Texas, Austin, Texas;
January 1944                                               Lee Hage and Joseph D. Jamail
                                                           Regents Chair of Free Enterprise;
                                                           Director, LaQuinta Motor Inns, Inc.
                                                           (hotel management company)
                                                           (1985-1998); Jefferson-Pilot
                                                           Corporation (diversified life
                                                           insurance company) and LBJ
                                                           Foundation Board (education
                                                           foundation); Advisory Director,
                                                           Chase Bank (formerly Texas Commerce
                                                           Bank - Austin).

Ronald R. Dion                 Trustee                     Chairman and Chief Executive
101 Huntington Avenue                                      Officer, R.M. Bradley & Co., Inc.;
Boston, MA  02199                                          Director, The New England Council
March 1946                                                 and Massachusetts Roundtable;
                                                           Trustee, North Shore Medical
                                                           Center, Director, BJ's Wholesale
                                                           Club, Inc. and a corporator of the
                                                           Eastern Bank; Trustee, Emmanuel
                                                           College.

Charles L. Ladner              Trustee                     Chairman and Trustee, DunWoody
101 Huntington Avenue                                      Village, Inc.; Senior Vice
Boston, MA  02199                                          President and Chief Financial
February 1938                                              Officer, UGI Corporation (Public
                                                           Utility Holding Company) (retired
                                                           1998); Vice President and Director
                                                           for AmeriGas, Inc. (retired 1998);
                                                           Vice President of AmeriGas
                                                           Partners, L.P. (until 1997);
                                                           Director, EnergyNorth, Inc. (until
                                                           1995).

-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       18


                               Positions Held              Principal Occupation(s)
Name and Address               With the Company            During the Past Five Years
----------------               ----------------            --------------------------

Steven R. Pruchansky           Trustee (1)                 Chief Executive Officer, Mast
101 Huntington Avenue                                      Holdings, Inc. (since June 1, 2000)
Boston, MA  02199                                          Director and President, Mast
August 1944                                                Holdings, Inc. (until May 31,
                                                           2000); Director, First Signature
                                                           Bank & Trust Company (until August
                                                           1991); Director, Mast Realty Trust
                                                           (until 1994); President, Maxwell
                                                           Building Corp. (until 1991).

Norman H. Smith                Trustee                     Lieutenant General, United States
101 Huntington Avenue                                      Marine Corps; Deputy Chief of Staff
Boston, MA 02199                                           for Manpower and Reserve Affairs,
March 1933                                                 Headquarters Marine Corps;
                                                           Commanding General III Marine
                                                           Expeditionary Force/3rd Marine
                                                           Division (retired 1991).

John P. Toolan                 Trustee                     Director, The Smith Barney Muni
101 Huntington Avenue                                      Bond Funds, The Smith Barney
Boston, MA  02199                                          Tax-Free Money Funds, Inc., Vantage
September 1930                                             Money Market Funds (mutual funds),
                                                           The Inefficient-Market Fund, Inc.
                                                           (closed-end investment company) and
                                                           Smith Barney Trust Company of
                                                           Florida; Chairman, Smith Barney
                                                           Trust Company (retired December,
                                                           1991); Director, Smith Barney,
                                                           Inc., Mutual Management Company and
                                                           Smith Barney Advisers, Inc.
                                                           (investment advisers) (retired
                                                           1991); Senior Executive Vice
                                                           President, Director and member of
                                                           the Executive Committee, Smith
                                                           Barney, Harris Upham & Co.,
                                                           Incorporated (investment bankers)
                                                           (until 1991).

-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       19


                               Positions Held              Principal Occupation(s)
Name and Address               With the Company            During the Past Five Years
----------------               ----------------            --------------------------

William L. Braman              Executive Vice President    Executive Vice President and Chief
101 Huntington Avenue          and Chief Investment        Investment Officer, each of the
Boston, MA 02199               Officer (2)                 John Hancock Funds; Executive Vice
December 1953                                              President and Chief Investment
                                                           Officer, Barring Asset Management,
                                                           London UK (until May 2000).


Richard A. Brown               Senior Vice President,      Senior Vice President , Chief
101 Huntington Avenue          and Chief Financial         Financial Officer and Treasurer of
Boston, MA  02199              Officer (2)                 the Adviser, John Hancock Funds,
April 1949                                                 and The Berkeley Group; Second Vice
                                                           President and Senior Associate
                                                           Controller, Corporate Tax
                                                           Department, John Hancock Financial
                                                           Services, Inc. (until January
                                                           2001).

Susan S. Newton                Senior Vice President,      Senior Vice President and Chief
101 Huntington Avenue          Secretary and Chief Legal   Legal Officer the Adviser; John
Boston, MA 02199               Officer                     Hancock Funds; Vice President,
March 1950                                                 Signature Services (until May
                                                           2000), The Berkeley Group, NM
                                                           Capital and SAMCorp.


James J. Stokowski             Vice President, Treasurer   Vice President, the Adviser.
101 Huntington Avenue          and Chief Accounting
Boston, MA  02199              Officer
November 1946

Thomas H. Connors              Vice President and          Vice President and Compliance
101 Huntington Avenue          Compliance Officer          Officer, the Adviser; Vice
Boston, MA  02199                                          President, John Hancock Funds.
September 1959

-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

The following table provides information regarding the compensation paid by the Fund and other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. Brown and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                     Total Compensation
                              Aggregate              from all Funds in
                              Compensation           John Hancock Fund
Trustees                      from the Fund(1)       Complex to Trustees (2)
--------                      ----------------       -----------------------

James F. Carlin                   $ 5,899                 $ 72,600
William H. Cunningham*              5,899                   72,250
Ronald R. Dion*                     5,899                   72,350
Harold R. Hiser, Jr.* (3)           5,580                   68,450
Charles L. Ladner                   6,168                   75,450
Leo E. Linbeck, Jr.(3)              5,553                   68,100
Steven R. Pruchansky*               6,160                   75,350
Norman H. Smith*                    6,420                   78,500
John P. Toolan*                     6,160                   75,600
                                 --------               ----------
Total                             $53,738                 $658,650

      (1)    Compensation is for fiscal period ended December 31, 1999.

      (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 1999. As of that date, there were sixty-five funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty-four funds.

      (3) Effective December 31, 1999, Messrs. Hiser and Linbeck resigned as Trustees of the Complex.

      (*) As of December 31, 1999 the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $440,889, for Mr. Dion was $38,687, for Mr. Hiser was $166,368, for Ms. McCarter was $208,971 (resigned as of October 1, 1998), for Mr. Pruchansky was $125,714, for Mr. Smith was $149,232 and for Mr. Toolan was $607,294 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.

The officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund and no shareholders of record beneficially owned 5% or more of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds, as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years. The Fund is managed by Timothy E. Quinlisk, CFA. Mr. Quinlisk is a Senior Vice President of the Adviser and has managed the Fund since 1998 except between January and March 2000.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser, which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held sold or exchanged and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodian including those for keeping books and accounts maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets, equal on an annual basis to 0.625% of the Fund.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the period from September 1, 1996 to December 31, 1996, and for the fiscal year ended December 31, 1997, the advisory fee paid by the Fund to the Adviser amounted to $616,603 and $2,735,337, respectively. For the year ended December 31, 1998, the advisory fee paid by the Fund to the Adviser amounted to $5,265,071, of which $150,000 was waived. For the year ended December 31, 1999, the advisory fee paid by the Fund to the Adviser amounted to $6,705,736.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Fund's
Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was last approved by all of the Trustees. The Advisory Agreement, and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (I) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are no parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this Agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended December 31, 1997, 1998 and 1999, the Fund paid the Adviser $79,241, $134,234 and $19,215, respectively, for services under this Agreement.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser and its affiliates and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACT

The Fund has a Distribution Agreement with John Hancock Funds. Under the Agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Funds which are continually offered at net asset value next determined.

SALES COMPENSATION

As part of its business strategy, John Hancock Funds may pay compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your financial representative.

John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms which sell or arrange for the sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other financial services firms-sponsored events or activities. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees, may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available , or the value has been materially affected by the events occurring after closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

SPECIAL REDEMPTIONS

Although the Funds would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. Each Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, each Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of that period.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. The Trustees have authorized the issuance of three classes of shares of the Fund, designated as Class A, Class , Class C and Class I.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class; (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares; and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business Trust could under certain circumstances, be held personally liable for acts or obligations of the Trust. However, Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no Fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions, could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to qualify to pass such taxes through to its shareholders, who consequently will not take such taxes into account on their own tax returns. However, the Fund will deduct such taxes in determining the amount it has available for distribution to shareholders.

The amount of the Fund's realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends in additional shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as capital gain income in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. Presently, there are no realized capital loss carry forwards available to offset future net realized capital gains.

For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares and, to the extent such basis would be reduced to zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payment. The mark to market rules or constructive sale applicable to certain options and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options, futures, foreign currency positions, and foreign currency forward contracts.

Certain options, futures and forward foreign currency transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option or other transactions is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

As of December 31, 1999 the average annual total returns of the Class A shares of the Fund for the one, five and 10 year periods were 30.99%, 28.25%, and 17.15%, respectively.

The Fund's total return is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                         n _____
                    T = \ /ERV/P - 1

Where:

P =         a hypothetical initial investment of $1,000.
T =         average annual total return.
n =         number of years.
ERV =       ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year and 10 year periods.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge, if applicable) on the last day of the period, according to the following standard formula:

                                         6
            Yield = 2 ( [ ( a - b ) + 1 ] - 1 )
                           -------
                             cd
Where:

a =      dividends and interest earned during the period.
b =      net expenses accrued during the period.
c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
d = the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return/ or yield will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. will also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities of the Fund and the allocation of brokerage commissions are made by the Adviser and officers of the Fund pursuant to recommendations made by its investment committee of the Adviser, which consists of officers and Trustees of the Adviser who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and other policies that the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Advisers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal year ended December 31, 1997, 1998 and 1999, the fund paid negotiated brokerage commissions of $1,098,874, $1,692,538 and $ 2,739,631, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. During the fiscal year ended December 31, 1999, the Fund paid $723,749 commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the year ended December 31, 1999, the Fund did not execute any portfolio transactions with then affiliated brokers.

Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings s frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217- 1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee 0.05% of the average daily net assets attributable to the Class I shares.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investor Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS


The independent auditors of the Fund are Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. Ernst & Young LLP audits and renders an opinion on the Fund's annual financial statements, and reviews the Fund's annual Federal income tax return.

APPENDIX-A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them, with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). (e.g. short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g. Borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade debt securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. (e.g. Foreign securities, financial futures and options; securities and index options, currency contracts).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g. non-investment-grade debt securities, foreign securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g. Non investment-grade debt securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. Borrowing; reverse repurchase agreements, short-sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. (e.g. short sales, non-investment-grade debt securities; restricted and illiquid securities, financial futures and options; securities and index options, currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. Short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign securities, financial futures and options; securities and index options, restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g. Foreign securities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g. Short sales, when -issued securities and forward commitments, financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses directly attributable to government or political actions of any sort. (e.g. Foreign securities)

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g. Non-investment-grade debt securities, restricted and illiquid securities).

APPENDIX B

Description of Bond Ratings

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC: Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC: The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

FINANCIAL STATEMENTS








                                      F-1